                                                                   EXHIBIT 10.12

*** Portions of this Exhibit have been omitted based upon a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933. The omitted portions have been filed separately with the Securities and Exchange Commission.


                        PRODUCT DISTRIBUTION AGREEMENT

                                    Between

                             ACCORD NETWORKS, INC.

                                      And

                            PICTURETEL CORPORATION


                     Date of Agreement:  January 21, 2000

*** Portions of this Exhibit have been omitted based upon a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933. The omitted portions have been filed separately with the Securities and Exchange Commission.


                                   AGREEMENT
                                   ---------

This Agreement ("Agreement") dated January 21, 2000 ("Effective Date") is made by and between Accord Networks, Inc., a Georgia corporation having an office at 9040 Roswell Road, Suite 450, Atlanta, GA 30350 ("Accord") and PictureTel Corporation, a Delaware corporation having an office at 100 Minuteman Road, Andover, MA 01810 ("PictureTel"). In consideration of the mutual promises contained herein, the parties agree as follows:

1.  Purpose and Scope of Agreement
    ------------------------------

A. This Agreement establishes the terms and conditions under which Accord will sell and license and PictureTel will purchase, acquire and license Accord Products, as defined in Section 3, for distribution and resale by PictureTel to its customers, distributors or dealers and for use for demonstration, trade show and testing purposes. Except as expressly provided in this Agreement, PictureTel accepts no responsibility for any expenses, losses, or actions incurred or undertaken by Accord as a result of work performed in anticipation of purchase of said Products by PictureTel.

B. It is also the intent of the parties to utilize the proprietary PictureTel features set forth on Exhibit 7 ("PictureTel Features") to differentiate product in the marketplace for sales and marketing purposes. It is the intent that all Accord MCUs that ship after [***] will be [***] enabled. Any hardware capable of supporting [***] algorithm on MCU's shipped subsequent to [***] will be provided by Accord at no additional charge over and above the original price of the audio cards. In addition, it is the intent that all MCUs that ship after [***] will be [***] enabled and will, at such time, include the necessary hardware and software to support the said algorithms. Additional PictureTel proprietary algorithms will be incorporated as set forth in Phase 2 of Exhibit
7. It is the intent that all such PictureTel proprietary algorithms will be distributed as follows:

   . If the end-user or reseller wants PictureTel Features, the reseller or end-user will purchase the MCU from PictureTel (or its reseller).

   . PictureTel and Accord sales management agree to mutually establish a process, within 30 days of the Effective Date of this Agreement, to handle situations where an end-user or reseller wants to purchase PictureTel Features directly from Accord.

   . If the end-user or reseller does not require or want PictureTel Features, the end-user or reseller will, at its discretion, purchase the MCU from either Accord (or its resellers) or PictureTel (or its resellers).

   . An end-user who wishes to utilize PictureTel Features at some time after the initial purchase may enable the MCU by registering with the PictureTel web-site to download the software or using some other means to identify the MCU as using the PictureTel features and by paying to PictureTel its then standard license/enabling fees.

----------------------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

2.  Effective Date and Term of Agreement
    ------------------------------------

Unless terminated sooner pursuant to Section 47, this Agreement shall remain in effect for an initial term of thirty-six (36) months after the Effective Date, and shall automatically continue thereafter for 2 renewal periods of 12 months each, unless either party gives the other written notice of its intent not to renew at least ninety (90) days prior to the expiration of the initial or either renewal term. This Agreement shall, in any event, expire sixty (60) months after the Effective Date unless further extended by written agreement executed by both parties.

3.  Products Covered by This Agreement
    ----------------------------------

A. The Products available for purchase and license by PictureTel under this Agreement are generally described in Exhibit 1. The parties intend that PictureTel will resell Accord existing and future multipoint conference unit Product(s) and that Accord will further develop its existing Product to support PictureTel's next generation of video teleconferencing features ("New Features").

B. The parties, upon mutual written agreement, may replace, augment or modify the list of Products in Exhibit 1 that are available for purchase by PictureTel under this Agreement at any time. The term "Products" also includes all Product components, spares, replacement parts, software, RTUs (Rights-to-Use), firmware and related documentation that Accord chooses to offer separately for sale or license. All Products under this Agreement are furnished exclusive of installation and other services.

C. Accord agrees that upon incorporation of PictureTel Features, all Product Accord sells pursuant to Section 3(b) above, to its customers, distributors, original equipment manufacturers ("OEMs"), and resellers will be able to support technology that enables said Product to interact with PictureTel's next generation of video teleconferencing features as defined in Exhibit 7, unless otherwise agreed to by both parties in writing.


4.  Regular Meetings
    ----------------

A. The parties executive and regional sales managers will conduct regular Quarterly Business Reviews. The parties will also hold joint meetings with channels to help maximize channel distribution.

     Quarterly Business Review topics will include, but not be limited to, the following:

     a)  Review of key business indicators/drivers;
     b) Review of stagger chart consisting of Rolling Forecast vs. Actual Purchase Orders;
     c) Product Roadmaps with reasonable definition to allow each party to plan and transition its product plans that either party may acquire from the other party for purposes of selling and/or licensing (e.g. end of life of a component, short supply of a component, Upgrades) and potential new products;
     d)  Joint development and other collaborative efforts;

     e) Review of Service and Support problems, escalation, troubleshooting techniques and customer experiences;
     f) Review of Delivery Performance and Quality metrics. Quality metrics will be as described in Exhibit 10;
     g)  Review of Pricing;
     h)  Review of actual and potential cost reduction activities;
     i)  Review of homologation, localization and type approval efforts; and
     j)  Review of joint marketing initiatives.


Additional meetings may be scheduled as needed.

B. Notwithstanding the foregoing, for each of the first six months of the Agreement, the parties shall meet face to face on a monthly basis to facilitate Agreement implementation.

5.  Product/Marketing Launch and Channel Communication Plan

A. The parties agree to use reasonable efforts to develop a schedule, within 5 days of the Effective Date of this Agreement, in order to accomplish the tasks and objectives identified in Exhibit 9, Product and Marketing Launch.

B. The parties agree to implement the Channel Communication Plan as described in Exhibit 11.

C. The parties agree that the initial contact with NTT of Japan regarding the sale of the Accord Products shall be accomplished though a joint sales call.

6.  Prices, Discounts and Royalties
    -------------------------------

A. PictureTel agrees to pay all applicable charges for the Products furnished by Accord under this Agreement. Applicable charges include all charges such as packaging, packing, shipping, customs duties imposed before passage of title, and all applicable taxes except for sales, use, value added or other excise taxes, however designated or levied, for which Accord will properly invoice PictureTel as set forth in Section 10. Applicable charges will be calculated by applying Product Discounts (as described in Section 6.B) to the Accord OEM Product List Price (as set forth in Exhibit 4).

B.  Product Discounts available to PictureTel are set forth in Exhibit 5.
Accord may not lower the Product Discounts during the initial twelve (12) months of this Agreement. Thereafter, Accord, in its sole discretion, may review and recalculate the Product Discount(s) annually, effective as of each year's anniversary of the Effective Date and shall notify PictureTel in writing at least ninety (90) days prior to any such change in the Product Discount(s) taking effect. New Product Discount(s) will apply to all PictureTel orders accepted by Accord after the effective date of the change, and to all replacement parts after the effective date of the change. In addition, Accord agrees to provide PictureTel with special promotional "trade-in" as set forth in
Exhibit 5.

C. Accord may not increase the prices as stated on the OEM Product List Prices set forth in Exhibit 4 during the first twelve (12) months of this Agreement. Thereafter, Accord may change the OEM Product List Prices set forth in Exhibit 4 as follows. If the change increases the price for a Product Accord will give written notice to PictureTel not less than ninety (90) days prior to the effective date of the price change. The new increased price will apply to all PictureTel orders accepted by Accord after the effective date of the change, and to all Product components furnished as replacement parts after the effective date of the change. For price decreases, PictureTel is entitled to a price reduction credit for an order if the shipment is within thirty (30) days before the effective date of such decrease.

D. Accord represents and warrants that the prices and discounts it offers to PictureTel for Products is and will be at least equivalent to the best terms offered to other distributors or purchasers in comparable circumstances considering volume commitments, and terms and conditions. Moreover, Accord agrees to credit any excess amounts paid by PictureTel.

E. PictureTel agrees to pay Accord non-recurring engineering funding (NRE) for development of PictureTel Features as set forth in Exhibit 7, based on a to be agreed to calculation for determining the NRE. In no event shall the NRE exceed [***] per quarter or [***] in total, unless otherwise agreed to in writing by the parties. PictureTel will make an initial payment to Accord of [***], in order to assure timely completion of the tasks outlined in Phase 1 and Phase 2. If Accord does not deliver the Phase 2 features as set forth in Exhibit 7 prior to [***], no further NRE payments will be due from PictureTel until Phase 2 is completed.

The parties agree to determine and resolve other NRE issues and credits to PictureTel within thirty (30) days of the Effective Date. If the parties fail to so agree either party may immediately terminate this Agreement without further obligation or liability.


7.  Taxes
    -----
A. Charges under this Agreement are exclusive of taxes. Any tax or related charge resulting from this Agreement, or from the provision of Products, or from any activities hereunder (other than taxes on net income) which Accord shall be required to pay to or collect for any governmental authority, shall be billed to and paid by PictureTel unless PictureTel furnishes to Accord a valid exemption certificate and such other documentation as Accord may reasonably request.

B. PictureTel assumes the obligation for all present and future taxes (and any related interest or penalties), including without limitation all sales, use, excise, value added, gross receipts, or other taxes, customs duties and other import taxes, and other charges of any kind imposed by, or payable to, any governmental authorities, instrumentality's, or agencies, including without limitation any tax which PictureTel is required to withhold or deduct from any payment or reimbursement to Accord. If Accord is required to pay any tax or other charge for which PictureTel assumes the obligation under this Section 7, PictureTel shall reimburse Accord on demand.

----------------------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

8.  Orders
    ------

A. The term "Purchase Order" shall mean PictureTel's written purchase order form and any documents incorporated therein by reference. PictureTel may order Products by submitting facsimile, or written Purchase Orders. Except for the first forty-five (45) days following the Effective Date, for which a longer lead time may be required, Accord will use its best efforts to accomplish the goal of normally shipping the PictureTel product within [***] after receipt of a PictureTel Purchase Order, but in any event (excluding force majeure events) Accord will use its best efforts to accomplish the goal of shipment within [***] business days of receipt of a PictureTel Purchase Order.

B. PictureTel's Purchase Orders shall state Accord's committed delivery dates for Products.

C. Should PictureTel request a forecasted order pursuant to Section 36 and Accord agrees to and meets a shipping lead time of less than [***] from receipt of a PictureTel Purchase Order, then PictureTel, in those instances will agree to issue payment within the same amount of time from the Ship Date that it took Accord to Ship from receipt of the Purchase Order (for example, if Accord ships within 24 hours from receipt of Purchase Order, PictureTel will issue payment within 24 hours from the Ship Date), but in no event later than ten (10) business days of the Ship Date.

D. Accord shall give prompt written notice by either email, fax or mail of any proposed variance in Lead Time to PictureTel. Revisions to Lead Time shall require written PictureTel authorization and may include appropriate quantity adjustments. During PictureTel's consideration of the proposed variance, Accord shall continue to ship Products according to the existing commitment.

E. PictureTel may make not cancel any order within [***] days of its scheduled ship date.

F. If PictureTel cancels a Purchase Order more than [***] days prior to its scheduled ship date, Accord shall make every reasonable effort to cancel all deliveries of materials on open order with its suppliers. PictureTel will not be responsible for any further costs of labor, overhead, or any other costs including cancellation costs incurred by Accord with its subcontractor(s).

9.  Credit Terms
    ------------

Each order is subject to credit approval in Accord's sole discretion. Accord may change the amount of credit or terms of payment, or may withdraw credit, at
any time upon written notice to PictureTel.   Initially, PictureTel' will be
extended credit in the amount of [***].

10. Invoices
    --------

Accord will send invoices to the billing address in Exhibit 13. Each shipment or partial shipment (partial shipments are subject to PictureTel's prior written approval) of Products shall constitute a separate billable transaction.


----------------------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

11. Payments
    --------

A. Payment shall not be due until PictureTel has received a correct invoice and the conforming Products have been delivered, unless otherwise provided for in
Section 8 above. PictureTel shall issue payment net thirty (30) days from the invoice date, unless otherwise provided for in Section 8 above.

B. All payments shall be made in United States Dollars via electronic funds transfers or check.

C. If PictureTel fails to pay an undisputed invoiced amount within 15 days of when due, then, in addition to all other rights and remedies at law or otherwise, Accord may have the right to bill PictureTel, and PictureTel shall have the obligation to pay, late payment charges equal to 1% per month or the maximum legal rate per month, whichever is less, on the unpaid amount for the period starting with the date payment was due and ending when full payment is made.

D. Accord reserves the right to impose commercially reasonable credit terms or to withhold shipments or service pending satisfaction of payment obligations or credit terms. This clause will not be effective with regard to disputed invoices.


12. Packaging
    ---------

It is the intention of the parties to finalize packaging terms within thirty
(30) days of the Effective Date, until such time the following shall apply:

A. In addition to Accord's standard packaging, Accord agrees to include serial numbers for all Products and subassembly components in a manner consistent with PictureTel's tracking requirements. This should allow for both full forward and backward tracking.

B. Accord will utilize packaging material that has appropriate certifications of acceptance. The boxes shall meet all construction requirements of the applicable freight classification. Accord will supply PictureTel with the box manufacturer's certificates of approval.

13. Shipping
    --------

A. It is the intention that all Products are sold F.O.B. an Accord factory or parts warehouse. However, Accord currently ships its Products Ex Works from Israel. The contradiction in these positions will be resolved by mutual agreement within thirty (30) days of the Effective Date. PictureTel will be responsible for paying all applicable charges for shipping, handling, rigging, brokerage, insurance, any other destination charges, and other taxes.

B. It is the intention of the parties to finalize packaging terms within thirty
(30) days of the Effective Date, until such time the following shall apply:
Accord will ship the Products, either from an ISO certified factory or from a factory which has been quality approved by PictureTel, to an address designated by PictureTel in the United States, Europe or Asia. This address may either be to a PictureTel distribution center or directly to a PictureTel customer. Accord will only engage carriers approved by PictureTel. In addition, Accord shall meet the quality requirements as defined in Exhibit 8.

C. Accord must receive prior written approval from PictureTel before it ships any partial order.

14. This Section Intentionally Left Blank

15. This Section Intentionally Left Blank

16. Ship Date
    ---------

The date for shipment of Products ordered by PictureTel ("Ship Date") will be established in the written acceptance of the order by Accord. Time and date of shipment are of the essence of all purchases made under this Agreement and Accord will use its best efforts (including, but not limited to Accord paying for expedited shipment) to meet the Ship Date. If shipment is delayed (including approved partial deliveries) by more than 20 business days after the Ship Date due to causes not attributable to PictureTel or to Force Majeure (as defined in Section 45), PictureTel may elect, at its option, to accept late delivery or to cancel the order without incurring cancellation charges or other penalties.

17. Testing
    -------

A.  Interoperability Testing.  Accord shall be responsible, at its sole cost, to
    ------------------------
ensure that the Products interoperate, pursuant to Exhibit 10, with all of PictureTel's then-current released videoconferencing products and conference scheduling products. In addition, Accord will ensure that Products will be backwards compatible (Accord Product to PictureTel product) of at least two previous Product releases. PictureTel agrees to reasonably assist Accord in the beta testing of Accord products, and will reasonably provide pre-release PictureTel software and products for testing by Accord.

B.  Software Quality Assurance Testing.  Accord shall be responsible, at its
    ----------------------------------
sole cost, to ensure that the Products conform to the test requirements set forth in Exhibit 10 and agrees that it will not provide Products to PictureTel until all high severity software errors have been corrected.

C.  Homologation and Type Approvals.  Each party shall be responsible, at its
    -------------------------------
sole cost, to complete type approvals in all the countries identified for approvals pursuant to Exhibit 12.

18. Rejection of Nonconforming Products
    -----------------------------------

A. With the exception of DOA products, to be effective, PictureTel's rejection (or revocation of acceptance) of a nonconforming (i.e., not as ordered or does not work in accordance with specifications) shipment must be made by written notice to Accord and not later than 20 days after delivery of the Product to PictureTel. Accord, at its option, may correct the nonconforming Products on PictureTel's premises or may instruct PictureTel to return the nonconforming Products for replacement without charge. If the Products are to be returned, PictureTel will make the nonconforming Products available for pick-up by Accord or its carrier within 10 days, and Accord will bear the shipping costs for the returned Products and the replacement Products.

B. After the time periods allowed in Section 18.A for rejection and return of nonconforming Products, PictureTel shall have recourse to the appropriate warranty as its remedy for nonconformity.

19.  Title and Risk of Loss
     ----------------------

Title and risk of loss for the Products (other than Licensed Materials, as defined in Section 21) shall vest in PictureTel when the Products have been shipped from the F.O.B. point at Accord.

20.  Product Makeup and Changes
     --------------------------

A. With the exception of replacements for DOA products, which must be new, Accord, at its option, may use new, reconditioned, refurbished, or remanufactured parts in the furnishing of spares, replacement parts, and repairs under this Agreement.

B. PictureTel at any time may ask Accord to consider making changes to the design, specifications, and features of the Products. If PictureTel's request is made in writing, Accord will endeavor to respond within 30 days with a statement of whether Accord may potentially be interested in implementing the proposed changes.

21.  Licensed Materials
     ------------------

A. The term Products may include software, RTUs, firmware, and related documentation (collectively "Licensed Materials"). Notwithstanding anything to the contrary elsewhere in this Agreement, or in any purchase order, confirmation, or other communication in connection with this Agreement:

    1.)      PictureTel shall receive no right, title, or interest in Licensed
         Materials, other than the license granted in Section 21.B; and

    2.)      all rights, title and interest in Licensed Materials (and all copies thereof made by PictureTel, including without limitation translations, compilations, and partial copies) are and shall remain the property of Accord or its parent, subsidiaries or assigns.

    3.)      all right, title and interest in and to all trademarks, copyrights, patents and other proprietary mark or notice, and the goodwill connected therewith, are and remain the sole property of Accord and, if applicable, any third party owner thereof.

B. Accord hereby grants PictureTel a personal, non-assignable, nonexclusive license to use and license the Licensed Materials, in object code form, solely for the purpose of proper operation of the particular Product for which such Licensed Materials are furnished. Notwithstanding the above, PictureTel may permit a third party contractor to use the Licensed Materials, for the benefit of PictureTel, subject to this Section 21 provided such third party is subject to non-disclosure obligations comparable to those contained herein.

C. PictureTel will not take any steps, nor will it permit third parties to take any steps to print, copy, modify, translate (other than for human language translations), alter, reverse assembly or reverse compilation or reverse engineer to derive a source code equivalent of Licensed Materials. If

Licensed Materials are located in a member state of the European Economic Community ("EEC") or PictureTel needs information about the Licensed Materials to achieve interoperability of an independently created software program:

    1.)      PictureTel shall first request such information from Accord, and
         Accord may charge a reasonable fee to provide such information; and

    2.)      if Accord elects not to make such information available, PictureTel may decompile the Licensed Materials to the minimum extent necessary to achieve such interoperability, subject to the limitations in Article 6 of the EEC Council Directive of May 14, 1991 on the legal protection of computer programs.

D. In addition to copies made incidental to the operation of the Licensed Material, PictureTel is permitted to make a single archive copy of software, and shall not otherwise reproduce software furnished under this Agreement. All copies of software must contain the same copyright notice and proprietary marking as the original.

E. During the term of this Agreement, PictureTel shall have the right to sublicense Licensed Materials to customers of PictureTel (and to customers of PictureTel's dealers and distributors), provided that such sublicense is solely in connection with a sale or lease of the corresponding Product for the proper operation of such Product, pursuant to the "break the seal" End User Licnse Agreement included with the Product. Accord will include the End User License Agreement with the Products, and PictureTel will not remove or alter any such agreements or any notifications or warning stickers attached thereto. This license will terminate when this Agreement terminates.

F.  Intentionally left blank

G.  Accord may cancel, in whole or in part, any license granted under this
Section 21 if PictureTel fails to materially comply with the terms and conditions of such license or this Agreement. PictureTel shall return to Accord all copies of Licensed Materials covered by the cancelled license. Such cancellation shall not affect the rights of PictureTel's customers under sublicenses properly granted in accordance with Section 21.C prior to the date of cancellation.

H. PictureTel shall cancel any sublicense if the sublicensee fails to materially comply with the terms and conditions of the sublicense. PictureTel shall cause the sublicensee to return to PictureTel all copies of Licensed Materials covered by the cancelled sublicense.


22. Product Labeling/Branding
    -------------------------

Product labeling and branding will be implemented in accordance with Exhibit 2.

23. Intentionally Left Blank
    ------------------------

24. Intentionally Left Blank
    ------------------------

25. Documentation
    -------------

A. To the extent that Accord has completed preparation of user documentation for any of the Products, including, but not limited to, administrator guides, user guides, and installation and service guides ("Accord Documentation"), Accord will furnish to PictureTel, at no charge, one copy of the final version thereof with each shipment. Additionally, Accord will provide PictureTel with an electronic copy of the documentation. Accord hereby grants to PictureTel a personal, nontransferable, nonexclusive, royalty-free license to use, reproduce, reformat, modify, and distribute Accord Documentation for the sole purpose of distributing Products to PictureTel's customers. At PictureTel's option, Accord will reproduce and distribute standard Accord Documentation at no additional charge.

B. If the parties mutually agree to have Accord produce reformatted, modified, or foreign language versions of Product documentation free of additional charge for PictureTel, the terms, conditions, for this work will be agreed to at that time. If PictureTel uses its own personnel or engages a third party contractor to reformat, modify or translate Accord Documentation, PictureTel shall submit the draft to Accord for review and approval prior to its use or distribution. Accord shall retain copyright rights in the entire documentation except those specific portions constituting original works of authorship by PictureTel or such third party contractor.

C. PictureTel agrees to include the Accord copyright notice on any Accord Documentation reproduced without change by PictureTel. If feasible under applicable law without jeopardizing the copyright rights of Accord, PictureTel may elect to place only PictureTel's own copyright notice on documentation that PictureTel or its third party contractor has reformatted, modified, or translated, in which event PictureTel's copyright notice shall be interpreted to protect the underlying copyright rights of Accord.

D. Accord will use best efforts to provide to PictureTel, for each Product, Release Bulletins of sufficient detail to allow PictureTel to service the to be released Product at least sixty (60) days prior to the actual release of the Product. In addition, Accord will its best efforts to instruct PictureTel in the proper manner for servicing each new Product ("Transfer of Information") at least thirty (30) days prior to the beginning of beta testing of the Product. Such Transfer of Information shall include, but not be limited to, the delivery of appropriate written service documentation.

E. Accord will provide to PictureTel on a regular basis (not less frequently than monthly) an outstanding bug or issue list for each Product.

26. Marketing Collateral
    --------------------

A. Accord will provide to PictureTel in both hard copy and in high resolution digital image form (including electronic files and/or PDF files) appropriate brochures, datasheets, application notes, primers, white papers, customer presentations, Q&A's, etc. ("Marketing Collateral") in English or any other language(s) currently being or in the future distributed by Accord. Accord shall retain copyright rights in the entire Marketing Collateral except those specific portions constituting original works of authorship by PictureTel or such third party contractor.

B. PictureTel agrees to include the Accord copyright notice on any Accord Marketing Collateral reproduced without change by PictureTel. If feasible under applicable law without jeopardizing the copyright rights of Accord, PictureTel may elect to place only PictureTel's own copyright notice on Marketing Collateral that PictureTel or its third party contractor has reformatted, modified, or translated, in which event PictureTel's copyright notice shall be interpreted to protect the underlying copyright rights of Accord.

C. Accord will work with PictureTel to grant reasonable access to Accord's customer listings in order that PictureTel may more efficiently implement marketing programs.

D. Accord shall create a link between Accord's website and PictureTel's website for any user who may have an interest in video conferencing or collaboration end products.

27. Warranty on Products
    --------------------

A. Accord warrants to PictureTel that, for a period of 12 months from the date of installation or 15 months from the Ship Date of Product shipment to PictureTel, whichever is shorter (the "Warranty Period"), the hardware (i) shall be free from defects in material and workmanship, (ii) are free of all liens and encumbrances, and (iii) conform to Accord's published applicable specifications, drawings, samples, and descriptions. Software Products (i) shall be free from defects in material and workmanship, (ii) are free of all liens and encumbrances, and (iii) conform to Accord's published applicable specifications, drawings, samples, and descriptions for a period of ninety (90) days from acceptance. Accord also warrants that for ninety (90) days from the date of acceptance, all hardware, software and documentation that is held in stock at the PictureTel stocking center that is not at the current shipping levels shall be upgraded by the Accord to the current shipping revision at no cost to PictureTel. Accord further warrants that it has the right to convey the Products. These warranties shall survive any inspection, delivery, payment, or termination of this Agreement.

Within thirty (30) days of the Effective Date the parties will agree on an acceptable installation notification procedure.

B. Accord warrants that the date data contained in any product will (i) accurately and unambiguously reflect the date, (ii) include an indication of century in each instance, and (iii) not result in the abnormal termination of any PictureTel software function. Accord will provide PictureTel with test results that indicate that the products are Year 2000 Compliant (as define below), and provide reasonable assistance as PictureTel requests. In addition to Product warranties, Accord warrants that its internal IT systems relating to manufacturing and ordering under the Agreement are Year 2000 Compliant and that Accord has a contingency plan in place in the event such internal systems are not Year 2000 Compliant so that the production, ordering or shipment of Products to PictureTel will not be interrupted.


PictureTel defines Year 2000 Compliance as:

(i) No value for current date will cause any interruption in operation (General Integrity).
(ii) Date-based functionality must behave consistently for dates prior to, during, and after the year 2000 (Date Integrity).
(iii) In all interfaces and data storage, the century in any date must be specified either explicitly or by unambiguous algorithms or inferencing rules (Explicit/Implicit Century).

Year 2000 must be recognized as a leap year (Leap Year).

C. If the Products are not in conformance with this warranty, then PictureTel shall notify Accord in writing, except that such notice may be verbal if the Products are not in conformance with the Year 2000 warranty. Accord shall issue a Return Materials Authorization ("RMA") number within 24 hours following notification and correct defects in Products at Accord's facility. Accord shall repair or replace all defective Products within fifteen (15) days following receipt of such Products. In the event Accord does not repair or replace such Products within such fifteen (15) day period, then title to the returned Products shall revert to Accord and the RMA shall be deemed closed. PictureTel will receive credit on future orders for the amount paid of Products under each closed RMA. Accord shall bear all warranty costs including, without limitation, labor, material, inspection, and shipping to and from PictureTel's facility. If PictureTel incurs any such cost, it may recover them directly from the Accord. Replacement parts or components will be new or equivalent to new and warranted for the remainder of the original warranty period for the Products, but in no event less than ninety (90) days. Accord or its agent agrees to perform repairs upon Products which are no longer covered by warranty at a reasonable charge within fifteen (15) days after notification by PictureTel. PictureTel may request RMA numbers and return RMA material from any PictureTel organization and the repaired or replaced RMA material will be returned by Accord to the PictureTel organization that requested the RMA.

D. PictureTel shall obtain warranty support by isolating the failed component whenever possible and returning it to Accord during the applicable Warranty Period. Upon verifying that the returned component has failed and is eligible for warranty coverage, Accord will repair or replace the component under the warranty, and will ship the repaired or replacement component to PictureTel. PictureTel will be responsible for installing the repaired or replaced component in the Product, and for testing the Product to verify that it is operable. PictureTel shall bear the cost and risk of loss for shipment of components to Accord. Accord shall bear the cost and risk of loss for return shipment of the replaced component to PictureTel unless Accord determines that the Product did not fail or was not eligible for warranty coverage, in which event PictureTel will pay for handling, inspection, repair, and transportation at Accord's then-current rates, and PictureTel will bear risk of loss for return shipment. At the PictureTel's request Accord shall arrange for overnight shipment of the replacement component. In such case, PictureTel shall bear the cost and risk of loss of shipment. Replacements for component that are "dead on arrival" or fail within thirty days of delivery to the end user shall be shipped by Accord within 24 hours of Accord's receipt of the request for replacement of the "dead" or failed component.

E. Replacement Products and components will be warranted for the remainder of the applicable Warranty Period or for 90 days from the date of return shipment, whichever is greater. Replaced Products and components will become the property of Accord upon their return to Accord. All warranty support will be provided at Accord's standard intervals unless the parties agree to expedited warranty support at additional charge to PictureTel. If Accord fails to repair or replace a

Product that is eligible for warranty coverage under this Section 27, and such failure continues for thirty (30) working days after PictureTel gives written notice thereof to Accord, PictureTel shall have the right, as its sole and exclusive remedy, to return the Product for a refund of the purchase price.

28.  Warranty Exclusions
     -------------------

A. EXCEPT AS STATED IN SECTION 27, PRELUDE, ITS SUBSIDIARIES, AND THEIR RESPECTIVE AFFILIATES, SUBCONTRACTORS, AND PRELUDES, MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE ABOVE WARRANTIES ARE SOLELY FOR THE BENEFIT OF PICTURETEL.

B. PRELUDE DOES NOT WARRANT UNINTERRUPTED OR ERROR FREE OPERATION OF THE PRODUCTS. PRELUDE DOES NOT WARRANT THAT THE PRODUCTS WILL PREVENT, AND PRELUDE WILL NOT BE RESPONSIBLE FOR, UNAUTHORIZED USE (OR CHARGES FOR SUCH USE) OF COMMON CARRIER TELECOMMUNICATION SERVICES OR FACILITIES ACCESSED THROUGH OR CONNECTED TO PRODUCTS.

C. THE ABOVE WARRANTIES WILL NOT COVER DAMAGE RESULTING FROM (i) FAILURE TO USE A PRODUCT PROPERLY AND IN ACCORDANCE WITH SPECIFICATIONS AND INSTRUCTIONS; (ii) IMPROPER INSTALATION; (iii) ACCIDENTS, NEGLECT, ACTS OF GOD OR MISUSE; (iv) CAUSES NOT ARISING OUT OF DEFECTS IN MATERIAL OR WORKMANSHIP; (v) FAILURE OR DEFECT OF ELECTRICAL POWER, EXTERNAL ELECTRICAL CIRCUITRY, AIR CONDITIONING OR HUMIDITY CONTROL; (vi) THE USE OF ITEMS NOT PROVIDED BY OR APPROVED BY PRELUDE; OR (vii) FAILURE TO PROMPTLY INSTALL UPDATES.

29.  Repairs Not Covered By Warranty
     -------------------------------
Subject to the terms and conditions of Exhibit 6:

A. If a Product failure during the applicable warranty period is outside the scope of warranty coverage, or if a Product failure occurs after the applicable Warranty Period, Accord will repair the failed component, at PictureTel's discretion, either in accordance with Exhibit 6 or under its then-current standard pricing schedule (plus applicable taxes, insurance, shipping, and handling charges.

B. Repaired or replaced components will be warranted for 90 days from the date of return shipment. Replaced components will become the property of Accord.

C. In addition to any requirement of Exhibit 6, the following information needs to be supplied for each Product:

    a.  PictureTel Part Numbers assigned to each Field Replaceable Unit (FRU);

    b.  All appropriate service related documentation;

    c.  Complete specifications;

    d.  Component Bill of Materials to the FRU level;

    e.  Regulatory compliance specifications;

    f.  Manufacturing Part Numbers;

    g. Calculated, hypothetical Product Performance Data, including Mean Time Between Failure ("MTBF") statistics at the FRU level to allow PictureTel to reasonably calculate spare part stocking levels.

30.  Continuing Availability of Product and Parts
     --------------------------------------------

It is the intent of the parties to finalize negotiations on this section with thirty (30) days of the Effective Date, in such regard Accord agrees to research, in good faith, PictureTel's request to receive a license to "make and have made" the Products and/or replacement parts, and for the delivery on a confidential basis of all necessary documentation, specifications, drawings, source code, object code, firmware, and other data, including its sources for raw material necessary to make such Products and/or replacement parts. Unless agreed to otherwise the following terms shall apply:

A. Accord may discontinue availability of Products by giving PictureTel eighteen (18) months prior written notice, provided that, at PictureTel's option, Company shall: (a) sell to PictureTel sufficient quantities of Products as PictureTel deems necessary; or (b) grant to PictureTel a non-exclusive, worldwide license to use, sell, or otherwise dispose of said Products.

B. Accord agrees to make replacement parts (or their functional equivalent) available for the Products until the earlier of 5 years after the Product has been discontinued or 5 years after expiration or termination of this Agreement or for as long as Accord makes the Products available to any of its customers. Design, specifications, and features of such parts are subject to change pursuant to Section 20. During the term of this Agreement, prices for such parts will be determined in accordance with Section 5. After expiration or termination of this Agreement, prices for such parts will be based on Accord then-current list prices unless the parties otherwise agree. Following the five
(5) year period set forth above, Accord may discontinue availability of Products by giving PictureTel eighteen (18) months prior written notice, provided that, at PictureTel's option, Accord shall: (a) Grant to PictureTel a royalty-free, non-exclusive, worldwide license to use, sell, or otherwise dispose of said Products; or (b) Sell to PictureTel sufficient quantities of Products as PictureTel deems necessary.


31.  Regulatory Directives
     ---------------------

A. Before distributing a Product in any country or jurisdiction, Accord shall ensure that the Product satisfies all applicable regulations, statutes, directives, orders, standards, and other requirements (collectively "Regulatory Directives") of that country or jurisdiction, including without limitation telecommunications type approvals, safety standards, and electromagnetic compatibility standards.

B. Exhibit 12 identifies, by Product, the countries and jurisdictions where Accord represents and warrants that it has satisfied, or will satisfy according to the schedule set forth in Exhibit 12, the applicable Regulatory Directives for distribution of each Product. Accord shall be responsible for any and all costs or expenses incurred with regard to obtaining or maintaining any such
certification for Tier I and Tier II countries.   With regard to Tier III
countries the party first intending to make an installation into said country is responsible for the cost or expense of obtaining such certification and is required to extend the benefit of such certification to the other party at no additional cost, provided, however, that should Accord make an installation in a Tier III country (either directly or through a Accord reseller other than PictureTel), Accord shall be responsible for maintaining the certification in that country regardless of which party incurred the original certification expense.

32.  ISO Certification
     -----------------
Accord has obtained ISO 9002 Certification from its suppliers.

33.  Relationship of the Parties
     ---------------------------

A. The parties acknowledge that, other than as expressly provided herein, neither has an exclusive right to obtain or market Products, and no franchise is granted herein. Both parties expressly reserve the right to market products, obtained from any source, in competition with the other.

B. The relationship of the parties under this Agreement shall be, and at all times remain, one of independent contractors and not that of franchiser and franchisee, joint venturers, or principal and agent. Neither party shall have any authority to assume or create obligations on the other's behalf, and neither party shall take any action which has the effect of creating the appearance of its having such authority.

C. Neither party is, or shall hold itself out to be, the representative of the other. PictureTel shall market Products to customers on such terms, conditions, and prices as PictureTel chooses, provided PictureTel does not violate this Agreement.

D. All persons furnished by PictureTel shall be considered solely PictureTel's employees or agents, and PictureTel shall be responsible for payment of all unemployment, Social Security, and other payroll taxes including contributions from them when required by law.

34.  Training
     --------

A. PictureTel agrees to establish a training program to instruct PictureTel's sales, installation, maintenance, and technical personnel (and those of its dealers and distributors) with respect to the Products. PictureTel shall ensure that such personnel have been adequately trained before PictureTel begins marketing Products to PictureTel's customers, distributors or dealers.

B. At no additional charge, Accord will provide 2 initial Product training sessions for PictureTel's instructors and for PictureTel's Relationship Manager (as defined in Section 48) for Products in Exhibit 1. One session will cover Sales/Marketing issues and the other session will cover Technical issues including installation and maintenance. Thereafter, Accord will offer additional sales and sales engineering training at each major Product release or quarterly, at no charge at a location mutually agreed upon by the parties, and whenever Accord determines that further instruction is needed. Customer support training will be provided pursuant to
Exhibit 6.

C. Accord, in its reasonable discretion, will determine the mutually agreed upon duration, content, medium, date, and time for all training. Accord may elect to furnish training in person or by means of distance learning technology. If offered in person, the training will be at a location designated by Accord, and PictureTel will bear all travel, lodging, and other costs incurred by its personnel. Accord licenses PictureTel, on a royalty-free basis, to make a reasonable number of copies of Accord's copyrighted training materials, provided that each copy bears the same Accord copyright notice and proprietary rights marking as the original, and provided further that PictureTel uses those materials solely for the purpose of training PictureTel's employees in connection with the Products.

D. Accord agrees to offer other training for PictureTel's personnel or PictureTel's authorized third parties pursuant to Exhibit 6.

35.  Accord Tier IV Support
     ----------------------

PictureTel will provide Tier I and Tier II support. Accord will provide Tier III field level support pursuant to Exhibit 6. Accord will provide Tier IV (R&D) interface support to the highest level tier of the PictureTel's service support organization pursuant to Exhibit 6. Accord will designate one or more individuals ("Tier IV Interface") to provide such support which will be provided by telephone or email, at no charge, 24 hours a day. This Tier IV support consists of Accord's last level of technical support for trouble resolution. Tier 4 support will be sought only after PictureTel's service support organization has exhausted all appropriate avenues for diagnosing and resolving troubles (e.g. procedures contained in Product documentation, troubleshooting directly with customers and/or dealers, verifying the trouble by replication) prior to placing a call or sending email to the Accord Tier IV Interface.

36.  Forecasts
     ---------

A. On a quarterly basis, PictureTel shall provide in writing to Accord a non-binding rolling 12-month forecast of PictureTel's anticipated Product purchases, itemized as follows:

   - Projected total unit volume of each Product to be ordered during the ensuing 12 months

B. The first such forecast shall be due within 45 days from the Effective Date. Thereafter, an updated forecast shall be due not later than 30 days prior to the start of each calendar quarter.

C. The projections in each forecast shall be based on good faith estimates, and shall not obligate PictureTel to purchase that quantity of Products. If PictureTel becomes aware of any changed circumstance, information, or plan that could materially alter the projections set forth in PictureTel's most recent forecast, PictureTel shall use reasonable efforts to notify the Accord Relationship Manager.

37.  Information Sharing
     -------------------

A. PictureTel shall provide reasonable cooperation with efforts by Accord to improve the functionality, quality, reliability, interoperability, and cost-effectiveness of the Products. If

PictureTel becomes aware of any actual or suspected defects, safety problems, customer complaints, or claims relating to any Product, PictureTel shall promptly notify Accord.

B. At least quarterly, PictureTel shall furnish information reasonably requested by Accord for the purpose of evaluating possible future development of Products, including without limitation PictureTel's suggestions for modifications or improvements to the Products.

C. At least quarterly, PictureTel shall furnish information reasonably requested by Accord for the purpose of measuring and improving the quality of Accord internal processes, including without limitation the provisioning, maintenance, and billing processes.

D. On a regular basis, but in any event before beta testing begins, Accord will inform PictureTel of any new product that Accord is intending to distribute. If PictureTel determines that it desires to distribute said new product, then Accord will negotiate with PictureTel, in good faith, in order to accomplish said distribution.


38.  Co-Marketing Funds
     ------------------

Within forty-five (45) days of the Effective Date of this Agreement, Accord and PictureTel shall set up a Co-Marketing escrow fund, pursuant to a third party escrow agreement, to support potential additional marketing issues between the parties. The parties will within said 45 days mutually agree upon the use of these funds. The sum contained in this escrow fund shall be funded in an amount equal to [***] of the net price for each Product acquired by PictureTel under this Agreement to a maximum of [***]. Any amount of funds not utilized or being utilized at the end of the term of this Agreement as set forth in Section 2, will be released from escrow to Accord.

39.  Compliance with Applicable Laws
     -------------------------------

PictureTel agrees to comply (and to cause its dealers and distributors to comply) with all applicable requirements of law worldwide (including without limitation federal, state, and local laws, ordinances, administrative rules, and regulations) in every jurisdiction in which Products are marketed, sold, purchased, licensed, shipped, or installed. In particular, and without limiting the foregoing, PictureTel and its dealers and distributors shall comply with the requirements of 47 CFR, Parts 2 (Subpart j), and the U.S. Export Administration Regulations. To this effect, PictureTel and its dealers and distributors shall:
(1) require their respective customers to assume in writing the obligation not to re-export Products, or parts thereof, in violation of such regulations; and
(2) be responsible for obtaining, and require their respective customers to obtain, any and all necessary export licenses for Products; and (3) if requested by Accord, sign written assurances and other export-related documents as may be required for Accord to comply with U.S. export regulations. In those cases where such customers are not permitted or able to obtain export licenses for any country, PictureTel shall be responsible for obtaining such licenses on behalf of such customers.

----------------------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

40.  Sales to Government
     -------------------

A. PictureTel shall take all necessary steps to ensure that the intellectual property rights of Accord are not impaired through PictureTel's offer, sale, lease, or license of a Product (either directly or through PictureTel's dealer or distributor) to a governmental entity in the United States or abroad.

B. If PictureTel or its dealer or distributor furnishes Products to the United States government or any agency, instrumentality, or contractor thereof, PictureTel shall ensure that the applicable contract includes a restricted rights clause satisfactory to Accord.

41.  Infringement Indemnification by Accord
     --------------------------------------

A. Notwithstanding any warranty provisions, Accord will defend or settle, at its own expense, any action or claim brought against PictureTel, to the extent that it is based on a claim that a Product (as such is defined in Exhibit 1) provided under this Agreement infringes any patent, trademark, trade secret, or copyright. In addition, Accord will pay all costs, expenses (including attorneys' fees) and damages incurred by or against PictureTel or its dealers, distributors, and customers in any such action or claim. Notwithstanding the above, in no event shall Accord's liability exceed the actual amount paid by PictureTel for the Accord Products. Each of the obligations of Accord under this
Section 42 is subject to the following conditions:

    1.)      PictureTel must promptly notify Accord of any such claim.

    2.)      Accord shall have sole control of the defense of any action on such claim and of all negotiations for its settlement or compromise.

    3.)      PictureTel and its dealers, distributors, and customers shall cooperate in every reasonable way to facilitate the settlement or defense of such claim, and shall make no statement and take no action which might hamper or undermine the defense or settlement by Accord.

    4.)      The claim must not arise from Product modifications not performed by Accord, or from use or combination of the Products with software and/or apparatus or equipment not supplied or specified by Accord.

    5.)      The claim must not arise solely from adherence to PictureTel's instructions or from infringing items of PictureTel's origin, design, selection, or authorship.

    6.)      Each of PictureTel's contracts to furnish any Product must require the dealer, distributor, or customer (as applicable) to allow Accord to eliminate or mitigate infringement by taking the reasonable actions described in Section 42.B.

B. If any Product is or becomes the subject of a claim of infringement, PictureTel shall allow (and PictureTel shall cause its dealers, distributors, and customers to allow) Accord to take any or all of the following actions at Accord's option and sole expense:

    1.)      to procure for PictureTel and its dealers, distributors, and customers the right to continue using and marketing the Products, or

    2.)      to replace the infringing Product with a non-infringing Product substantially complying with the infringing Product's specifications.

42.   Insurance
      ---------

A. At all times during the term of this Agreement, Accord and PictureTel each shall maintain Comprehensive General Liability (ISO 1988 or later) occurrence form of insurance, including contractual liability, with limits of at least $2,000,000 combined single limit for Bodily Injury and Property Damage liability for each occurrence.

B. At all times during the term of this Agreement, PictureTel shall maintain the following insurance coverage:

    1.) Workers' Compensation insurance as prescribed by the laws of the applicable states or other jurisdictions.

    2.) Employer's liability insurance with limits of at least $500,000 each occurrence.

    3.) Automobile Liability insurance with limits of at least $2,000,000 combined single limit for Bodily Injury and Property Damage for each occurrence.

C. At all times during the term of this Agreement, and for not less than 1 year after expiration or termination of this Agreement, Accord and PictureTel each shall maintain Products/Completed Operations insurance with limits of at least $5,000,000 per occurrence.

D. At all times during the term of this Agreement, and for not less than 1 year after expiration or termination of this Agreement, Accord shall maintain Errors and Omissions or Professional Liability insurance in the amount of at least $1,000,000 per claim and $2,000,000 in the aggregate.

E. Total per occurrence limits for Automobile Liability and Comprehensive General Liability coverage may be satisfied with any combination of primary and umbrella or excess liability policies totaling the amount of required insurance.

F. Accord's Comprehensive General Liability and Automobile Liability insurance shall designate PictureTel, its affiliates and subsidiaries, and their respective directors, officers, and employees as additional insureds. All such Accord insurance policies should be primary and non-contributory, and shall respond and pay prior to any other insurance or self-insurance available. Any other coverage available to the PictureTel shall apply on an excess basis. Accord agrees that Accord, Accord's insurers, and anyone claiming by, through, under or in Accord's behalf shall have no claim, right of action, or right of subrogation against PictureTel based upon any loss or liability insured against under the foregoing insurance.

G. Each party, upon request of the other party, shall furnish a certificate of insurance attesting to the coverage described in this Section 43. Each party shall notify the other party in writing at least 30 days prior to cancellation of or change in a policy. Insurance companies providing coverage will be rated by A.M. Best with at least an A-rating.

43.  Limitation of Liability
     -----------------------

A. THE ENTIRE LIABILITY OF EACH PARTY AND ITS RESPECTIVE SUBSIDIARIES, AFFILIATES, AND SUBCONTRACTORS, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUBCONTRACTORS, AND SUPPLIERS OF EACH OF THEM, AND THE EXCLUSIVE REMEDIES FOR ANY DAMAGES CAUSED BY ANY PRODUCT DEFECT OR FAILURE, OR ARISING FROM THE PERFORMANCE OR NON-PERFORMANCE OF ANY WORK, OR OTHERWISE ARISING IN CONNECTION WITH THIS AGREEMENT, SHALL BE:

    1.)  FOR INFRINGEMENT BY A PRELUDE PRODUCT, THE REMEDIES STATED IN SECTION
         42.

    2.) FOR PRODUCT DEFECT OR FAILURE DURING THE WARRANTY PERIOD, THE REMEDIES STATED IN SECTION 27.

    3.) FOR DELAYS IN THE DELIVERY DATE, PRELUDE SHALL HAVE NO LIABILITY UNLESS THE DELIVERY OR IN-SERVICE DATE IS DELAYED BY MORE THAN 15 DAYS BY CAUSES NOT ATTRIBUTABLE TO PICTURETEL, ITS CUSTOMER, DEALERS OR DISTRIBUTORS, OR FORCE MAJEURE CONDITIONS, IN WHICH CASE PICTURETEL'S SOLE REMEDY SHALL BE TO CANCEL THE ORDER WITHOUT INCURRING CANCELLATION CHARGES.

    4.) FOR DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR BODILY INJURY OR DEATH TO ANY PERSON FOR WHICH THE OTHER PARTY'S NEGLIGENCE WAS THE PROXIMATE CAUSE, THE DAMAGED PARTY SHALL HAVE THE RIGHT TO PROVEN DAMAGES TO SUCH PROPERTY OR PERSON.

    5.) FOR CLAIMS OTHER THAN SET FORTH ABOVE, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED $500,000.

B. NOTWITHSTANDING ANYTHING TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE FOR ANY OF THE FOLLOWING DAMAGES, IRRESPECTIVE OF WHETHER THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES:

    1.)  INDIRECT OR INCIDENTAL; OR

    2.) SPECIAL, PUNITIVE OR CONSEQUENTIAL (INCLUDING BUT NOT LIMITED TO LOST PROFITS, SAVINGS, OR REVENUES OF ANY KIND); OR

    3.) CHARGES FOR COMMON CARRIER TELECOMMUNICATION SERVICES OR FACILITIES ACCESSED THROUGH OR CONNECTED TO PRODUCTS (TOLL FRAUD).

C.  THIS SECTION 44 SURVIVES THE FAILURE OF ANY EXCLUSIVE REMEDY.

D. EACH PARTY SPECIFICALLY AGREES THAT THE LIMITATION OF LIABILITIES SET FORTH IN THIS SECTION 44 SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT INCLUDING NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE.

44.  Force Majeure
     -------------

Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement or an order to the extent such delay or failure is caused by Force Majeure, which is defined to include fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission of carriers, computer failures, or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing party or its subcontractors, whether or not similar to the foregoing.

45.  Proprietary Information
     -----------------------

A. In connection with this Agreement, each party may have occasion to disclose its proprietary information to the other party. Any such information that has been designated as proprietary or confidential pursuant to Section 46.B or
Section 46.C (hereinafter "Information") shall be subject to the provisions of this Section 46. Such Information:

    1.)      may take the form of documentation, drawings, specifications, prototypes, software, technical or engineering data, product or market plans, forecasts, price lists, customer data, business information, and other forms;

    2.)      may be communicated orally, in writing, by electronic or magnetic media, by visual observation, and by other means; and

    3.)      also includes any copies, reports, analyses, studies, or other materials, whether prepared by the receiving party or otherwise, that contain or are based upon Information.

B.  Except as otherwise provided in Section 46.C:

    1.)      when Information is furnished in a written form, the disclosing party shall clearly mark the Information as proprietary or confidential or otherwise subject to the limited distribution described in this Agreement; and

    2.)      when Information is provided in an unwritten form, the disclosing party shall, at the time of disclosure, clearly identify the Information as being proprietary or confidential or otherwise subject to the limited distribution described in this Agreement.

C. The following are hereby designated to be Information, and need not be marked or identified as such pursuant to Section 46.B:

    1.)      The confidential prototypes, plans, and specifications for each party's unannounced future products shall be deemed Information of that party.

    2.)      The identities, locations, requirements, and communications systems of each party's customers and prospective customers shall be deemed Information of that party.

    3.)      The volumes of Products purchased by PictureTel shall be deemed
         Information of PictureTel, but may be disclosed by Accord as part of aggregated or general data that does not identify PictureTel's specific purchasing volumes.

    4.)      The terms, conditions, prices, and discounts under which Accord offers or provides Products to PictureTel shall be deemed Information of Accord.

D. Throughout the term of this Agreement and for a period of three years after any expiration or termination of this Agreement, the party to whom Information is disclosed and its employees shall:

    1.)      hold the Information in confidence, exercising a degree of care not less than the care used by such party to protect its own proprietary or confidential information that it does not wish to disclose;

    2.)      restrict disclosure of the Information solely to those employees with a need to know, and not disclose it to any other person;

    3.)      advise those employees of their obligations with respect to the
         Information; and

    4.)      use the Information only for purposes of performing this Agreement, except as may otherwise be mutually agreed upon in writing, and reproduce such Information only to the extent necessary for such purpose.

E. If Accord uses a contractor for the performance of any part of its duties under this Agreement, Accord may disclose PictureTel's Information to such contractor for that purpose, provided that the contractor has entered into a confidentiality agreement with Accord. If any of PictureTel's contractors, dealers, or distributors has a need to know Accord's Information in order to market, configure, install, or service Accord Products on PictureTel's behalf, PictureTel may disclose the Information to such person for that purpose, provided such person has entered into a confidentiality agreement with PictureTel.

F. Information shall be deemed the property of the disclosing party and, upon request, the other party will return all Information received in tangible form to the disclosing party or will destroy all such Information. If either party loses or makes an unauthorized disclosure of the other party's Information, it shall notify such other party immediately and use reasonable efforts to retrieve the lost or wrongfully disclosed Information.

G. The party to whom Information is disclosed shall have no obligation to preserve the proprietary nature of any Information which:

    1.)      was previously known to such party free of any obligation to keep it confidential; or

    2.)      is or becomes publicly available by means other than unauthorized disclosure; or

    3.)      is developed by or on behalf of such party independent of any
         Information furnished under this Agreement; or

    4.)      is received from a third party whose disclosure does not violate any confidentiality obligation.

H. In the event that the receiving party becomes compelled by lawful process (such as interrogatories, subpoenas, or civil investigative demands) to disclose any Information, the receiving party shall provide the disclosing party with prompt written notice so that the disclosing party may seek a protective order or other appropriate remedy, or both, or waive compliance with the provisions of this Agreement. In the event that the disclosing party is unable to obtain a protective order or other appropriate remedy, or if the disclosing party so directs, the receiving party shall endeavor in good faith to obtain a protective order or other appropriate remedy at the disclosing party's reasonable expense. Failing the entry of a protective order or other appropriate remedy or receipt of a waiver hereunder, the receiving party shall furnish only that portion of the Information which it is advised by written opinion of its counsel is legally required to be furnished and shall endeavor in good faith to obtain reliable assurance that confidential treatment shall be accorded such Information.

I. Except as otherwise expressly provided elsewhere in this Agreement, neither this Agreement nor the disclosure of Information hereunder shall be construed as granting or conferring any rights by license or otherwise in any Information disclosed, or under any trademark, patent, copyright, mask work, or any other intellectual property right of either party.

J. The parties acknowledge that money damages might not be sufficient remedy for breach of this Section 46. Accordingly, the parties agree that a non-breaching party shall be entitled to seek specific performance and injunctive relief as remedies for such breach of Section 46, which shall be in addition to all other remedies available at law or equity, including money damages.

46.  Termination
     -----------

A. Either party may terminate this Agreement for default upon 30 days' prior written notice if the other party has materially defaulted in performance or has materially breached its obligations under this Agreement, and such breach or default remains uncured for a period of 30 days following receipt of written notice of such breach or default.

B. Either party may terminate this Agreement, without liability, except for the payments of amounts then due and owing the other party, by notice in writing:
(i) if the other party makes an assignment for the benefit of creditors (other than solely an assignment of monies due); or (ii) if the other party evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such written notice. If a proceeding is commenced under any provision of the United States Bankruptcy Code, voluntary or involuntary, by or against either party, and this Agreement has not been terminated, the non-debtor party may file a request with the bankruptcy court to have the court set a date within sixty (60) days after the commencement of the case, by which the debtor party will assume or reject this Agreement, and the debtor party shall cooperate and take whatever steps necessary to assume or reject the Agreement by such date.

47.  Relationship Manager
     --------------------

The Relationship Manager for each party as of the Effective Date is identified in Exhibit 14. Each party may unilaterally change the identity or address of its Relationship Manager at any time by giving prior written notice to the other party.

48.  Notices
     -------

A. The Receiver of Notices for each party as of the Effective Date is identified in Exhibit 15. Each party may unilaterally change the identity or address of its Receiver of Notices at any time by giving prior written notice to the other party.

B. Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by Accord or PictureTel shall be in writing and shall be given or made by hand delivery or overnight courier; or by certified or registered mail, addressed to the respective party's Receiver of Notices. Such notice or demand shall be deemed to have been given or made when received.

49.  Assignments
     -----------

A. Except as otherwise provided in Section 50.B, neither party may assign this Agreement, or assign its rights or delegate its obligations under this Agreement, without the express written consent of the other party.

B. Accord without restriction may assign its right to receive payments under this Agreement. In addition, either party may assign this Agreement, and may assign its rights and delegate its obligations under this Agreement, to any present or future parent, subsidiary, or affiliate. Upon such assignment and delegation, the assigning/delegating party shall be released and discharged, to the extent of the assignment and delegation, from all further duties under this Agreement as to Products. Notwithstanding the foregoing, each party is expressly authorized to assign this Agreement to any of its current or future majority owned subsidiaries, provided said subsidiary is reasonably capable of fulfilling its obligations hereunder.

50.  Governing Law
     -------------

The parties expressly intend and agree that the construction, interpretation, and performance of this Agreement and all transactions under it shall be governed by the laws of the Commonwealth of Massachusetts, excluding its choice of law rules and excluding the Convention for the International Sale of Goods. Each party agrees to submit to the jurisdiction of any court in either Massachusetts or Georgia wherein an action is commenced against such party based on a claim under this Agreement.

51.  Intentionally left blank
     ------------------------

52.  Survival
     --------

A. The obligations of the parties under this Agreement and any order issued pursuant to this Agreement, which by their nature would continue beyond the termination, cancellation, or expiration of this Agreement or any order, including, by way of illustration only and not limitation, those in Sections 11, 21, 30, 31, 40, 41, 42, 43, 44, 46 and 51 shall survive termination, cancellation, or expiration of this Agreement or any order hereunder.

B. In addition to the survival provisions of Section 53.A, if this Agreement expires or is terminated during the Warranty Period for any Product sold hereunder, all terms and conditions pertaining to the warranty shall survive for the remainder of such Warranty Period.

53.  No Waiver
     ---------

The failure of either party at any time to enforce any right or remedy available to it under this Agreement or any order, or otherwise with respect to any breach or failure by the other party, shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

54.  Titles
     ------
The headings of the clauses in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

55.  Severability
     ------------

If any provision or part hereof shall be held to be invalid or unenforceable for any reason, then the meaning of such provision or part hereof shall be construed so as to render it enforceable to the extent feasible. If no feasible interpretation would save such provision or part hereof, it shall be severed from the Agreement, but without in any way affecting the remainder of such provision or any other provision contained herein, all of which shall continue in full force and effect unless such severance effects such a material change as to render the Agreement unreasonable.

56.  Integration
     -----------

This Agreement (including the annexed Exhibits, which are incorporated by reference herein and made a part hereof) supersedes all prior oral or written understandings between the parties and constitutes the entire Agreement between the parties as to the subject matter of this Agreement. Except for preexisting confidentiality agreements between the parties, which shall continue to govern if more restrictive than the terms of this Agreement, there are no understandings or representations, express or implied, not expressly set forth in this Agreement. Except as otherwise provided herein, this Agreement shall not be modified or amended except by a writing signed by both parties, and no changes or additions to this Agreement shall be binding on a party unless signed by an authorized representative (vice president level or higher) of the other party.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its authorized representative on the date(s) indicated.


PICTURETEL CORPORATION            ACCORD NETWORKS, INC.


By:  /s/ [Illegible Signature]    By:  /s/ David P. Gallagher
   ---------------------------       ----------------------------

Name:  Arthur L. Fatum            Name:  David P. Gallagher
     -------------------------         --------------------------

Title:  VP and CFO                Title:  VP-Business Development
      ------------------------          -------------------------

Date:  1/21/00                    Date:  1/26/00
     -------------------------          -------------------------

                                   EXHIBIT 1
                                   ---------

                        GENERAL DESCRIPTION OF PRODUCTS
                        -------------------------------



Product Description
-------------------


The MGC-100 is a Next Generation ITU-compliant Multipoint Control Unit
(MCU)/gateway solution. It enables live, interactive multimedia communication between two or more audio, video and/or data endpoints from ISDN, IP and/or ATM networks.


                   [Graphical Depiction of MGC-100]


                            The MGC-100


The MGC-100 is the first MCU to combine a robust telecom architecture that includes a super-fast 256 Mbps backplane, front-accessible hot-swappable modules, redundancy, on-line software downloads and comprehensive diagnostics - with the ease of use of a user-friendly, powerful reservation and management system. The MGC comes in a single-shelf model which supports the highest capacities in the industry. Participants from ISDN, IP, and/or ATM networks can all connect to the same MCU for seamless interconnectivity and centralized management.

1.  Key Attributes
    --------------


    The MGC's Advanced Continuous Presence represents a breakthrough in terms of viewing flexibility and conference interaction. It offers multiple viewing modes: 2 symmetrical sites, 4 symmetrical sites, 5+1 mixed view images (5 small images arranged around one larger image) and 9 symmetrical sites.


[Graphical depiction of five different viewing modes: (a) two screens with one on top of other, (b) two screens side by side; (c) four screens with two screens on top of two screens; (d) six screens with one large screen in top left corner with five smaller screens on right side and across bottom of screen; and (e) nine symmetrical screens.]

The MGC's Multiway Transcoding automatically identifies the bit rate, frame rate, video resolution, audio compression and T.120 transfer rate for each endpoint and performs any necessary translations "on the fly". Not only does this capability make set-up fast and seamless for both point-to-point and multipoint calls but it also ensures that each endpoint operates at all of its optimal capabilities.

Designed with a powerful Telecom Architecture, allowing redundant modules and power supplies, a universal slot chassis and automatic resource allocation, the MGC provides continuous multipoint service for all calls, even in the most rigorous conferencing environments.

The MGC Manager is a Windows95/NT-based application that provides the entire interface necessary to manage conferences, make reservations for multi-point conferences and provide maintenance and monitoring functions into the MGC-100. The MGC Manager that runs on a customer-provided PC quickly and easily connects to and manages multiple MGC-100s via the Internet, LAN, dial-up modem, or RS-232 interface.

System Components

The MGC is comprised of several key components, or building blocks, that can be combined and recombined in a variety of different configurations to suit a wide range of user needs. They are:

 . Control Unit: performs conference set-up, conference tear-down, resource allocation and controls the flow of audio, video and data between the modules connected to the high speed bus. It is packaged as a front-removable, plug-in element for easy service during operation.

 . Redundant Power Supply Units: each provides power to the MGC using 110/220 volts AC - 50/60 Hz.

 .  Network Interface: interfaces between the MGC and the customer network.

 . Video/Mux Processor: (H.221 and IMUX bonding mode 1): Multiplexes and demultiplexes audio, video, data and control information and performs channel aggregation.

 . Audio Module: performs audio compression for G.722, G.728, G.711 and G.723 algorithms.

 .  Video Module: performs Dynamic Continuous Presence and Multiway Transcoding.

 .  T.120 Module: performs data routing to support the T.120 standard.

                                   EXHIBIT 2
                                   BRANDING

If PictureTel is distributing the Accord product without PictureTel-specific enhancements, the phrase "A PictureTel Visual Collaboration Solution" should be used. For the Accord product, this wording will be on the chassis of the product beneath the manufacturer's name and product model number. Accord must obtain PictureTel's written approval for this representation of this phrase on the Accord product.


INGREDIENT BRANDING

If PictureTel technology is included in the product, PictureTel's ingredient brand must be used. The ingredient brand is "PictureTel Powered" and is represented below. The ingredient brand should be included in the documentation, on the MCU chassis in the lower left corner, on the software wallpaper, and on the UI mainscreen. Accord must obtain PictureTel's written approval for the representation and placement of the PictureTel Powered brand.

[Graphical Depiction of PictureTel brand]

The PictureTel Powered logo is comprised of three elements: The PictureTel corporate signature formatted vertically above a red swish and the word `powered'. The PictureTel logo must be used as defined in this exhibit.

To maximize the impact and visibility of the corporate insignia when positioned alongside text or graphics, the signature should always be surrounded by a space margin. This margin is equal to the height of the screen (x) in the PictureTel symbol, and should be maintained above, below and to either side of the PictureTel insignia. No words, symbols or illustrative matter should intrude into this area.

The minimum size of the vertical corporate signatures is .5 inches (13mm) wide Because the corporate signature has been carefully designed to provide the greatest visibility and harmony for it's elements, in order to distinguish the corporate signature as a legal trademark, never:

 .  separate the symbol from the logotype
 .  recreate or alter proportions or rearrange the elements under any circumstances,
 . incorporate the logo into a sentence or use it in a possessive form, . fill the screen or eye area with any graphic elements inside the screen area . fill the screen or eye area with color
 . substitute another typeface for the logotype, or . substitute another name or use another name in conjunction with the symbol.

C O L O R S
The PictureTel corporate identity system is made up of two colors that have been chosen for their visibility, positive interaction, and boldness - PMS (Pantone Matching System) 199 red and black. If the signature is being used against a dark background color, such as black, the signature may be reproduced using PMS 199 red and white. The screen, camera swish and base are always red and the camera eye and logotype are always the same color - either black or white. Additionally, it is preferred that actual spot color (PMS 199) be used to reproduce the red color of the corporate signature. If only process colors
(CMYK) are available, the Pantone-certified formula for PMS 199 red is 100%M/65%Y.

The corporate signature may also be produced using one color. This is recommended when size or printing technique may result in unclear reproduction or use of the wrong PMS color. Permitted options include all black or all white reversed out of a dark background; in a neutral color such as silver or gold; or tone-on-tone effects achieved through the use of varnishes or embossing. Never reproduce the signature in any color or combination other than those specified here.

                                  EXHIBIT 3 -
                                  ---------

              LICENSE PERMITTING USE OF THE TECHNICAL INFORMATION
              ---------------------------------------------------

License Granting Accord the right to include PictureTel Features. The parties will mutually agree upon the terms of license within 45 days of the Effective Date.

EXHIBIT 4 - PRICE LIST
---------   ----------


                                             PictureTel Price List
                                                                                                                  Unit     Disc
Part Number   Item                             Description                                                        Price    Class

Base Units

SYS0152        Base Unit-16;Rack        16-slot chassis with control unit                                          $22,300    A
PWR0549        Power Supply             supports 320W (approximately 9 modules)                                    $ 2,300    D
ASY0182        Control Unit             performs control functions for a single chassis                            $12,000    A

Hardware

BRD0898        Video/MUX-8              for initial 8 sites; module supports 8 sites at up to
                                        768 kbps or 4 sites at T1/E1                                               $10,900    A
BRD0445        Video/MUX-16             supports 16 sites at up to 384 kbps, 8 sites at
                                        448-768 kbps or 4 sites at T1/E1                                           $17,000    A
KIT1086        N/I T1-2                 supports up to 2 T1 PRI or Leased Line connections                         $ 8,400    A
KIT1085        N/I E1-2                 supports up to 2 E1 PRI or Leased Line connections                         $ 8,400    A
KIT1155        NET-2 PRI**              supports up to 2 PRI or Leased Line connections                            $ 8,400    A
KIT1156        NET-4 PRI**              supports up to 4 PRI or Leased Line connections                            $16,000    A
KIT1157        NET-8 PRI**              supports up to 8 PRI or Leased Line connections                            $28,000    A
KIT1423        NET-8 Leased             supports up to 8 Leased Line connections                                   $15,000    A
KIT1338        MPI - 4 Module**         supports up to 4 V.35, RS449, RS366 or EIA-530 connections                 $ 6,000    A
KIT1337        MPI - 8 Module**         supports up to 8 V.35, RS449, RS366 or EIA-530 connections                 $12,000    A
CON2012        V.35 Adapter             V.35 physical interface adapter mini-cable                                 $     0    D
CON2013        RS-530 Adapter           RS-530 physical interface adapter mini-cable                               $     0    D
CBL1357        1M MPI Cable             Cable connecting the MPI module with MPI Box, up to
                                        4 cables per Box                                                           $     0    D
CBL2010        5M MPI Cable             Cable connecting the MPI module with MPI Box, up to
                                        4 cables per Box                                                           $     0    D
KIT2010        MPI-8 Box                supports up to 16 RS-449 serial connections + 16 RS-366
                                        dialing ports                                                              $     0    D
KIT1158        ATM 25 Mbps              supports up to 60 B channels of ISDN over ATM                              $15,000    B
KIT1159        ATM 155 Mbps             supports up to 120 B channels of ISDN over ATM                             $30,000    B
KIT1160        MG323                    supports up to 12 H.323 sites at up to 384 Kbps                            $15,000    A
BRD1046        Audio Module - 12        supports up to 12 sites                                                    $15,700    A
KIT1109        Greet & Guide Package    h/w for one audio module, operator software + upgrade
                                        price for installed MCUs                                                   $20,000    A
SYS1246        TTCM-4                   Touch Tone Conference Management server; 4 ports                           $18,000    B
SYS1247        TTCM-8                   Touch Tone Conference Management server; 8 ports                           $30,000    B
SYS1248        TTCM-16                  Touch Tone Conference Management server; 16 ports                          $55,000    B
BRD0899        T.120 Module - 12        supports T.120 for up to 12 (H.320/H.321) sites                            $ 9,300    A
BRD0537        TX/CP Mod - 6            supports continuous presence and/or transcoding
                                        for up to 6 sites                                                          $18,000    A
BRD0630        TX/CP Mod - 12           supports continuous presence and/or transcoding
                                        for up to 12 sites                                                         $36,000    A
Software

SWL0697        H.320/ATM Ports 1-8      Port License for 1-8 H.320 or ATM sites                                   No Charge   A
SWL0698        H.320/ATM Ports 9-16     Port License for 1-16 H.320 or ATM sites                                   $30,000    A
SWL0699        H.320/ATM Ports 17-20    Port License for 1-20 H.320 or ATM sites                                   $65,000    A
SWL0749        H.320/ATM Ports 21-28    Port License for 1-28 H.320 or ATM sites                                   $75,000    A
SWL0700        H.320/ATM Ports add. 4   Per additional 4 H.320 or ATM sites after initial 28                       $10,000    A


                                                                                                                  Unit     Disc
Part Number   Item                             Description                                                        Price    Class
SWL0901       MGC-Manager              Includes scheduler, conference manager, CDR and full
                                       MCU resource display. Accessible via modem, RS-232 direct
                                       line, LAN or remote Internet.                                              No Charge  A

SWL0701       BONDING License-8        for initial 8 sites                                                        $13,500    A
SWL0702       BONDING License-16       per 16 sites                                                               $21,000    A
SWL0703       T.120 (H.320) License    License per T.120 (H.320/H321) site                                        $   830    A
SWL0704       Cont. Pres. Lic. - 6     software license per 6 sites of H.320/H.321 Continuous
                                       Presence                                                                   $ 5,000    A
SWL0705       TX Lic. - 6              software license per 6 sites of H.320/H.321 Transcoding                    $ 5,000    A
SWL0707       High Bit Rate CP/TC-6    software license per 6 sites of H.320/H.321 CP and TC
                                       at rates up to E1                                                          $ 5,000    D
SWL0900       SDK-API                  Software Developers' Kit - Application Programming
                                       Interface: a programming environment for creating specific
                                       software applications for the MCU.                                         $ 8,000    D

SWL0706       Operator workstation     per station; requires Win95, Win98 or Win NT PC,
              license                  at least 16MB RAM, 30MB free disk space, Ethernet card,
                                       3.5" floppy drive or CD ROM.                                               $   450    A

               Shipping includes shipping, insurance & handling; Delivered Duty Unpaid (DDU)

               MGC-100                 Chassis and Cards each)                                                   $ 1,600    D
               Functional Modules      1 - 2 Modules (each shipment)                                             $   150    D
               Functional Modules      3 to 5 Modules (each shipment)                                            $   200    D
               Control Module          1  Module (each shipment)                                                 $   200    D
               Power Supply            1 Supply (each shipment)                                                  $   200    D

                        Discount Classes:  A = [***]
                                           B = [***]
                                           D = [***]


                     **  MPI 8 availability - Q1 '00
                         NET2/4/8 is currently in beta; homologation started

---------------------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT 5

                                   DISCOUNTS



1.  Discount

PictureTel's purchases of the Products listed in Exhibit 1 will be eligible for a Discount of [***] off the OEM Product List Price based on the following schedule: A = [***], B = [***], D = [***].

2.  Trade-In Discount

             TRADE-IN PROGRAM FOR MONTAGE AND PRISM TO PRELUDE MCU
             -----------------------------------------------------

        Configuration**       List        [***]         [***]
                             Price      PictureTel     Trade-In
                                         Discount      Discount
      Voice Switching Only
      12 @ 128Kbps               $ 96,150       [***]         [***]
      16 @ 128Kbps               $111,850       [***]         [***]
      24 @ 128Kbps               $181,450       [***]         [***]
      32 @ 128Kbps               $207,150       [***]         [***]
      36 @ 128Kbps               $234,150       [***]         [***]
      48 @ 128Kbps               $291,850       [***]         [***]

      12 @ 384Kbps w/ Bonding    $124,750       [***]         [***]
      16 @ 384Kbps w/ Bonding    $152,450       [***]         [***]
      24 @ 384Kbps w/ Bonding    $235,450       [***]         [***]
      32 @ 384Kbps w/ Bonding    $269,550       [***]         [***]
      36 @ 384Kbps w/ Bonding    $317,550       [***]         [***]
      48 @ 384Kbps w/ Bonding    $382,850       [***]         [***]

      CP/TX -
      12 @ 128Kbps -  6          $124,150       [***]         [***]
      12 @ 128Kbps - 12          $152,150       [***]         [***]
      16 @ 128Kbps - 12          $167,850       [***]         [***]
      16 @ 128Kbps - 18          $195,850       [***]         [***]
      24 @ 128Kbps - 24          $295,750       [***]         [***]
      32 @ 128Kbps - 30          $377,450       [***]         [***]
      36 @ 128Kbps - 24          $348,450       [***]         [***]
      36 @ 128Kbps - 36          $404,450       [***]         [***]
      48 @ 128Kbps - 48          $520,450       [***]         [***]

-----------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

12 @ 384Kbps-Bond -  6       $152,750       [***]         [***]
12 @ 384Kbps-Bond - 12       $180,570       [***]         [***]
16 @ 384Kbps-Bond - 12       $208,450       [***]         [***]
16 @ 384Kbps-Bond - 18       $236,450       [***]         [***]
24 @ 384Kbps-Bond - 24       $349,750       [***]         [***]
32 @ 384Kbps-Bond - 24       $383,850       [***]         [***]
32 @ 384Kbps-Bond - 32       $439,850       [***]         [***]
36 @ 384Kbps-Bond - 24       $431,850       [***]         [***]
36 @ 384Kbps-Bond - 36       $487,850       [***]         [***]
48 @ 384Kbps w/ Bonding      $583,450       [***]         [***]
     (42 cp/tx)

** Configurations have non-redundant power. Power Supplies are not discountable.

Highlighted Continuous Presence configurations recommended for selected port counts.

48+ port configurations are available for trade-in but will be configured case-by-case.



 .  Program will run for an initial period of 6 months renewable for another 6 months by mutual written agreement of the parties.
 .  Any Montage, Prism or M-8000 MCU can be traded-in for a Accord MCU of 12 ports or more.
 .  A Trade-In Discount of [***] applies to the entire MCU purchased under the
   Trade-In program based on the discount schedule above.
 .  The P.O. must reference the serial # of the Montage/Prism being traded-in.
   The old unit must be returned to PictureTel under the RMA process within 45 days of the shipment of the Accord unit.

-----------------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT 6
                              SERVICE AND SUPPORT

                         SECTION I - SUPPORT SERVICES


     Accord shall provide to PictureTel the following Product support services and materials sufficient to allow PictureTel to provide similar services directly to its end users or through PictureTel's authorized service and product reseller channels, including, without limitation, OEMs, VARs, Service Providers, resellers, distributors and channels ("Support Services").

1.0  PHONE SUPPORT
     -------------

     Accord will maintain telephone support that will be staffed by qualified support engineers Monday through Friday, except Accord holidays, between the hours of 8:00 a.m. and 6:00 p.m., Eastern Standard Time. Per mutual agreement, both parties will continue to work off-hours and provide on-site support as needed during critical situations. Accord will provide to PictureTel, Web Site Access for PictureTel support personnel at all times in order for PictureTel to be able to communicate with Accord 24 hours per day with respect to maintenance and support of the PictureTel Product.

2.0  TRAINING
     --------

     a. Accord agrees to provide an initial technical training class to PictureTel personnel at PictureTel facilities in Andover and Slough free of charge, not to exceed ten (10) students. For initial training at other locations, Accord will invoice PictureTel for travel and expenses only.

     b. In addition, training of the types described within the advertised offerings of Accord shall be provided pursuant to Accord's then current Price List to PictureTel personnel at Accord facilities.

     c. Accord will provide all current and future training materials, including student workbooks, pertinent to the instruction of the Accord Products as described above, pursuant to Accord's then current Price List.

     d. For each Accord Product included in this Agreement, Accord will assist PictureTel in the development of an audio/visual tape that will instruct PictureTel Field Service Engineers in the installation and maintenance of such Products.

     e. Accord shall provide to PictureTel, a person technically knowledgeable in the installation and maintenance for the specific Product subject for a period not to exceed 3 working days, at no charge. PictureTel agrees to pay travel incurred by such Accord personnel while developing training material at PictureTel facilities.


3.0  DOCUMENTATION
     -------------

     Accord will provide, in both a pre-printed and fully packaged and mutually agreed upon electronic form, one documentation set for Support Services free of any additional charges. Accord grants to

     PictureTel a worldwide, royalty-free right to copy, develop, modify, translate and distribute all documentation, including Products, service and training materials, and PictureTel will own all such modified copies of documentation, except that Accord will at all times maintain all right, title and interest in any copyright, trademark, service mark or other intellectual property.

     a. In addition, Accord will provide ten (10) sets of this documentation, at no charge, to PictureTel Corporate Support personnel to be used as support reference material. This material should be shipped to:

         PictureTel Corporation
         Distance Learning Center
         Training Coordinator
         100 Minuteman Road
         Andover, MA 01810

     b. Accord agrees to provide PictureTel with a reproduction license for duplication of existent or developed material to be used for training, maintenance and support purposes only and not for resale.

     c. Accord agrees to provide PictureTel Enterprise Service Division with copies of all Field Change Notices ("FCO") and technical service information within thirty (30) days of publication by Accord.

     d. FCO notification will occur between Accord and PictureTel in cases of service safety, defective design and other pertinent changes of form, fit, or functionality and/or compatibility. These FCO's will include affected part description, effectively date and notice of applicability to PictureTel purchased parts, not excluding installation and verification procedures and any pertinent changes to diagnostic software and/or procedures if applicable. All such information should be mailed to:

         PictureTel Corporation
         100 Minuteman Road
         Andover, MA 01810
         Attn:

     e. Training material mutually developed by both Accord and PictureTel is to be used for the training of Accord and PictureTel personnel ONLY and is not for sale or distribution to third parties without the express written consent of both parties

4.0  HARDWARE SUPPORT
     ----------------

4.1  DIAGNOSTICS
     -----------

     At no charge to PictureTel, Accord shall make available all diagnostics and remote access tools which would enable PictureTel to diagnose problems down to the Field Replaceable Unit ("FRU") level. PictureTel and its service channels define specify your channels shall have unlimited right to use such tools internally within their organizations in support of all PictureTel and its channel customers, products or services.

4.2  ENGINEERING CHANGE ORDERS
     -------------------------

     After a Product Engineering Change Order ("ECO") implementing any Upgrade or Update [or hardware ECO] is approved by Accord using its then-current ECO process, a copy of the ECO will be sent to PictureTel Engineering using 1 day overnight delivery. PictureTel has ten (10) working days from the date of receipt to review and accept or reject the ECO. No response by PictureTel within 10 working days will be considered an ECO acceptance. If PictureTel rejects the ECO within the 10 working day review period, Accord will continue to ship Product to PictureTel at the previous ECO level until the ECO is accepted by PictureTel. Accord will bear reasonable expense for all hardware, and software needed to implement all safety related ECO's.

4.3  FIELD CHANGE ORDERS
     -------------------

     a. All FCO's released by Accord will be supplied to PictureTel at no charge.

     b.  All safety related FCO's are to be provided to PictureTel WITHIN SEVEN
         (7) DAYS OF RELEASE BY Accord at no charge.

     c.  All FCO's should be provided within thirty (30) days of publication.

     d. Material and labor costs of FCO's that address safety of servicing or design flaws to bring the affected Product to a functioning level per its design specification are to be borne by Accord, unless otherwise agreed to in writing by the parties.

     e. In addition, FCO's that affect purchased stock, consigned field kits or purchased field material are to be implemented by Accord via a mutually agreed upon update process at no charge to PictureTel, unless otherwise agreed to in writing by the parties.

5.0  SOFTWARE SUPPORT
     ----------------

     For purposes of this Section, the term "Update" means minor enhancements, corrections or modifications to any software included in or with the Products ("Software"). The term "Upgrade" means Software containing major new functionality or capabilities.

     PictureTel will provide first and second level telephone support for Products. PictureTel will attempt to resolve all support issues or errors. If PictureTel cannot resolve the support issue or error, Accord will provide central site assistance to PictureTel to resolve such support issues and/or errors as well as quality performance issues through Accord's support hot-line. Accord agrees to correct errors, defects and malfunctions in Products and in all related documentation identified, classified and reported to Accord by PictureTel as a software problem report ("SPR") in accordance with the following criteria ("Error Classification"):


     Error
     Classification      Type               Criteria

     X                   Fatal Error        A critical bug that crashes the
                                            system, causes the system to hang
                                            or destroys data

     A                   Major Error        Major Function does not work and
                                            an easy workaround is not possible

     B                   Function Error     Function does not work and an easy
                                            workaround is available

     C                   Minor Error        Minor problem or nuisance in the
                                            Product that does not inhibit
                                            progress

     D                   Documentation      Documentation error or change
                         Error              request

     Upon Accord's receipt of an SPR from PictureTel's support personnel that must included the following: Unit S/N, Configuration including all H/W revision and serial number, faults file, CDR files, Relevant trace file, end points type vendor name, model s/w version, writing information describing the scenario and what was done before the failure happened, network diagram, procedure to reproduce the problem, Accord will track the SPR using tracking reference numbers and will correct the SPR within the time frames outlined below According to the type of Error Classification assigned by PictureTel.

       PictureTel
     Classification                          Accord Response
     --------------  ------------------------------------------------------------------
                     1st Level             2nd Level                  Final Level
            X         4 Hours         Constant effort until       Constant effort until
                                        relief provided             relief provided
            A          2 Days               10 Days                     45 Days
            B          5 Days               45 Days                     90 Days
            C         30 Days               90 Days                As mutually agreed
            D         30 Days               90 Days                As mutually agreed

     A "Day" means a business day.

        Response
         Level                                        Description
        --------         ----------------------------------------------------------------------
       1st Level:        Confirmation of SPR.
       2nd Level:        workaround, temporary fix conditional to customer awareness regarding the testing and the stability of the software,
     Final Level:        Final Fix, Update or new Release including updated documentation.

     A "Final Fix" will mean an official fix whereby Accord has conducted tests and performance measurements on the finally corrected Product that sufficiently demonstrate that each reproducible reported error is remedied and, as remedied, continues to meet the applicable functional and performance requirements, free of the reported error. Accord will deliver the results of such tests and performance measurements to PictureTel along with the Final Fix, Update or Release. Accord will make all corrections to both the source code materials and the object code. Object code only corrections are prohibited. Accord will supply a master (object code) copy of the final fix, with rights to PictureTel to reproduce and distribute.

     Accord shall provide error corrections on each Major Release of Software for the longer of (i) 1.5 years from the initial release date, or (ii) the release of two succeeding Major releases.

     Accord will provide a monthly or more frequent, written status report on all outstanding SPRs and/or provide electronic access to such data at no charge to PictureTel. Also at no charge, Accord shall provide PictureTel with electronic access to Accord's problem database.

     Accord shall prepare and release without charge to PictureTel bug fixes and error corrections similar to those provided to users of or incorporated into the Standard Version for the Product.

                        SECTION II - LOGISTIC SERVICES

     Accord will sell or otherwise make spares available for Products for a period of 5 years and will sell or otherwise make Updates/Upgrades available for a period of five 5 years (i) after termination or expiration of this Agreement, or (ii) after discontinuance of a Product. Accord will notify PictureTel one year prior to any discontinuance of any Product.

1.0  INVOICING/PAYMENT
     -----------------

     Fees for Accord Support Services shall be as set forth in Attachment A.

     Invoices submitted to Logistics/Planning should contain at least the following information: Repair cost/unit, PictureTel part number, serial number, RMA number (if applicable), and PictureTel P.O. number.

     Invoices are due and payable 30 days following date of invoice.

2.0  REPAIRS
     -------

     For Product which is covered by the repair provisions set forth in Addendum A, Accord shall negotiate in good faith repair cost structure in compliance to a fair market value. Accord shall provide repair of parts and components which Accord generally considers repairable, not to exceed 20% of PictureTel's Spare price. Accord shall repair such parts and components at Accord's plant and return to such location defined by PictureTel. Accord shall make available standard repair pricing and overnight exchange. Shipment and components may contain recycled, refurbished and remanufactured parts which are equivalent to new parts. Replaced parts or components shall become the property of PictureTel. Accord shall use its best efforts to deliver on time repair performance at 98% level per quarter[see section 8.0 below]. Accord will provide repaired material According to the prescribed weekly PictureTel schedule of repair parts needs and quantities. PictureTel may at anytime adjust the forecast requirements. All repaired returns must conform to U.S., and International specifications.

     If applicable, defective Product will be returned to Accord via a return material authorization process ("RMA") as set forth in Section 3.0.

4.0  DEAD ON ARRIVAL (DOA)
     ---------------------

     At no additional charge to PictureTel, Accord shall provide overnight replacement of all Products, parts or components that are delivered Dead on Arrival ("DOA") in the America and EMEIA and as soon as is practical in AP/Japan. In the event that the rate of DOAs is unacceptable, Accord will work with PictureTel to eliminate the cause of such DOA.

5.0  FREIGHT AND SHIPMENT
     --------------------

     Freight charges for repair activities are paid by the sender.

     Accord will generate a packing list for returning repaired Product referencing the applicable RMA number and PictureTel Purchase Order Number. Each repaired part will be listed as a separate line item that includes part number and serial number.

     Accord will at PictureTel's request, ship repaired Product direct to a PictureTel, and will provide tracking number to PictureTel when available.

     Accord wills, at PictureTel's request, accept product for repair direct from an end user.

6.0  REPORTING
     ---------

     PictureTel collects and analyzes repair information using data collected from Repair Tags and the actual repair. This is useful for detecting trends and long term failure histories for specific Products. PictureTel will provide Accord with a spreadsheet format of specific information that should be collected for each repair and Accord is expected to input this data as each repair is completed. Accord will then forward this information to PictureTel Logistics and Planning on a quarterly basis. As a minimum, the following information will be collected:

     a) Part Number, Serial Number, and Repair Tag RMA Number
     b) Failure Code and Repair Code (includes DOA, No Problem Found ("NPF") codes, and Warranty codes)
     c) Component Designator of replaced components
     d) Received Date and Completed Date

7.0  QUALITY
     -------

     A DOA rate occurrence in excess of 1% of a month's return shipments as reported by PictureTel will result in an immediate proactive improvement plan to reduce the excess back to within the specified goal of 1% on the part of Accord.

     Material repaired by Accord that is received DOA will result in no repair charge to PictureTel for such repair.

     PictureTel will implement a prescreen process for the Product that minimizes returns to Accord of only failed units.

     Accord will strive to meet on time repair goals at a 98% rate or better per quarter.

8.0  METRICS
     -------

     Accord and PictureTel will establish metrics suitable for the Accord Products during the first six months of the Agreement.

9.0  SERVICE CONTACT(S)
     ------------------

     Accord and PictureTel will provide the name(s), title, and telephone number(s) of a designated point(s) of contact responsible for Accord and PictureTel Product(s).

                                 ATTACHMENT A

PictureTel will enter into a support agreement with Accord for only those systems that have a support agreement purchased from a PictureTel customer or a reseller. The price for such support agreements shall be 5.5% per year of Accord's then current List Price of each system under a support agreement. PictureTel may opt to pay a mutually agreed upon fee for all systems per year, whereby every system purchased by PictureTel would be covered. Pricing is in effect for one (1) year from the signing of the Agreement, after which both parties shall renegotiate the pricing.

North America and European Regions

For covered systems:

 . Accord will provide Tier 3 and Tier 4 Technical support to PictureTel, who will perform Tier 1 and Tier 2 support for its customers.

 . Accord will drop ship replacement parts (same day shipment if the order is placed prior to 7:00 PM Eastern Standard Time in North America or the equivalent in the United Kingdom) to the customer site for arrival by 10:30 AM the next business day (Priority One), with prepaid return shipment. PictureTel will be responsible for returning the replaced part to Accord.

 . Accord will have materials in stock in order to deliver parts the next day on average of 95% of the time.

 .  Software updates and upgrades are included.

For systems not covered by this Agreement, all work will be performed ala carte, and billed per the spares, repair, installation, training and service fee schedule below.

Asia Pacific/Japan Regions (Rest of the World)

For covered systems:

 . Accord will provide Tier 3 and Tier 4 Technical support to PictureTel, who will perform Tier 1 and Tier 2 support for it's customers.

 . Accord will consign spare parts to PictureTel for Asia Pacific and Japan based on Accord's standard spare policy for covered systems. Accord will make materials available to PictureTel to deliver next day delivery on an average of 95% of the time, based on usage patterns provided by PictureTel. Depending on the locations in which the units are sold, PictureTel may be required to place parts in 3 or more locations, e.g., Singapore, Australia and Japan.

 . PictureTel will drop ship replacement parts to the customer site. PictureTel will be responsible for returning the replaced part to Accord.

 . Accord will repair the failed unit and return it to PictureTel within 15 days of receipt by Accord. In the event that an order is placed upon stock that has been depleted, Accord will use its best efforts to make an emergency drop shipment.

 .  Software updates and upgrades are included.

For systems not covered by this Agreement, all work will be performed ala carte, and billed per the spares, repair, installation, training and service fee schedule below.

The following is to be mutually agreed to by the parties within 30 days of the Effective Date:

* Logistics Material Handling and Standard Operating Process (SOP) to cover the details of parts ordering and RMA contacts and locations.

               B.  PictureTel Spares Prices
--------------------------------------------------------------
Item                                          Spare Price
--------------------------------------------------------------
Chassis                                          [***]
--------------------------------------------------------------
Control Unit                                     [***]
--------------------------------------------------------------
Power Supply                                     [***]
--------------------------------------------------------------
Video/MUX module                                 [***]
--------------------------------------------------------------
N/I T1 module                                    [***]
--------------------------------------------------------------
N/I E1 module                                    [***]
--------------------------------------------------------------
NET-8 Leased                                     [***]
--------------------------------------------------------------
ATM-25 Mbps module                               [***]
--------------------------------------------------------------
ATM-155 Mbps module                              [***]
--------------------------------------------------------------
Audio Module                                     [***]
--------------------------------------------------------------
Music and Message Board                          [***]
--------------------------------------------------------------
T.120 Module                                     [***]
--------------------------------------------------------------
Transcoding/CP Module - 6                        [***]
--------------------------------------------------------------
Transcoding/CP Module - 12                       [***]
--------------------------------------------------------------
MG323                                            [***]
--------------------------------------------------------------


                   PictureTel Repair Prices
--------------------------------------------------------------
Item                                          Repair Price
--------------------------------------------------------------
Control Unit                                     [***]
--------------------------------------------------------------
Power Supply                                     [***]
--------------------------------------------------------------
Video/MUX module                                 [***]
--------------------------------------------------------------
N/I T1 module                                    [***]
--------------------------------------------------------------
N/I E1 module                                    [***]
--------------------------------------------------------------
NET-8 Leased                                     [***]
--------------------------------------------------------------
ATM-25 Mbps module                               [***]
--------------------------------------------------------------
ATM-155 Mbps module                              [***]
--------------------------------------------------------------
Audio Module                                     [***]
--------------------------------------------------------------
Music and Message Board                          [***]
--------------------------------------------------------------
T.120 Module                                     [***]
--------------------------------------------------------------
Transcoding/CP Module - 6                        [***]
--------------------------------------------------------------
Transcoding/CP Module - 12                       [***]
--------------------------------------------------------------
MG323                                            [***]
--------------------------------------------------------------

------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                              Installation Prices


        II.  Installation and Training                      III.  Price
------------------------------------------------------------------------------
1 day installation* + 2 days on-site Basic Course               [***]
------------------------------------------------------------------------------
Installation only                                               [***]
------------------------------------------------------------------------------

* Installation duration and prices may vary based on site requirements.


                          Training Courses and Prices

IV. Name                   V. Content                VI. Audience      VII. Duration & Price     VIII. Prerequisites
--------------------------------------------------------------------------------------------------------------------
Basic Course:              Scheduling, Conference    Operators and     2 days                    None.
                           Management                Marketing         [***] at Accord* or
                                                     personnel         [***] at customer**
----------------------------------------------------------------------------------------------------------------
Intermediate Course:       Swap modules, Install     Technical         1 day                     Basic course.
                           software updates,         personnel         [***] at Accord* or
                           Modify MCU                                  [***] at customer**
                           configurations
----------------------------------------------------------------------------------------------------------------
Advanced Course:           Install new systems,      Technical         2 days                    Intermediate
                           Provide hot-line and      personnel         [***] at Accord or        course.
                           on-site support for                         [***] at customer**
                           end-users, Administer
                           Basic and Intermediate
                           training to end-users
----------------------------------------------------------------------------------------------------------------

* All trainees shall be responsible for their own transportation, meals and lodging.

** For training courses that take place at Customer's site, Customer shall provide all necessary training equipment, telecom infrastructure, and a classroom environment as specified by Accord. Up to 8 students per session.


                   Individual service charges for customers
              Not covered by support packages or system warranty


            IX. Individual Service                                         X. Charge
-------------------------------------------------------------------------------------------------
                                                                  [***]
-------------------------------------------------------------------------------------------------
Telephone hotline support 8AM to 5PM; Monday - Friday             [***] per hour (minimum 1 hour)
-------------------------------------------------------------------------------------------------
Telephone hotline support 8AM to 5PM; Saturday, Sunday and        [***] per hour (minimum 1 hour)
 Holidays
-------------------------------------------------------------------------------------------------
API support                                                       [***] per hour
-------------------------------------------------------------------------------------------------
On-site service                                                   [***} per day + expenses
-------------------------------------------------------------------------------------------------
Module repair service                                             See Repair Schedule
-------------------------------------------------------------------------------------------------

------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT 7

                                PRODUCT ROADMAP

This exhibit defines the organizational expectations, development plan, and development process for reselling the Accord product and enhancing that product with specific additional features.

Organizational Expectations:

1. PictureTel will provide one (1) technical program manager to provide detailed specifications for features, provide technical consulting throughout the program on implementing PictureTel proprietary technology, facilitate product introduction, and hold periodic reviews. PictureTel will involve other appropriate personnel (e.g. engineers, support) as required.

2. Accord will add engineers to support the PictureTel program. It is estimated that an additional 10 - 15 engineers will be required during the development period. Accord will deliver PictureTel's required capabilities in the 4 release development plans shown below.

3. Accord and PictureTel by mutual agreement may modify the development roadmap as the parties move through the development process.

Development Plan:

The following is intended to represent 4 consecutive releases of the Accord product where Release 1 involves PictureTel reselling the existing Accord product as is after testing requirements have been met. For subsequent releases, Accord will incorporate and test the features listed and deliver the product on or before the dates indicated. The features listed in any given release are to be supported by all Accord products in subsequent releases.

 .  Release 1 - [***]

 .  Release 2 - [***]

 .  Release 3 - [***]

 .  Release 4 - [***]

* Note: Inclusion of these features in the timeframes indicated are on a best effort basis in accordance with resource expectations indicated above and Development Process described below.

Development Process:

The Accord program will generally follow the PictureTel's Product Life Cycle Process (PLCP) Execution Plan (PEP) as described in this section. The Product Life Cycle Process has 8 phases, including those described below. The following outlines the questions that should be asked and answered at each Phase Exit.

Phase 1 - Tactical Concept Development
     What problem are we trying to solve?
     How well does this product solve the problem? How doable is this product? How much $ will it cost to make? How much $ will it sell for?
     What is the schedule?
     What are the issues and risks and what are the plans to address them?
------------
*** Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

     S.W.O.T. (Strengths, Weaknesses, Opportunities, and Threats)
     Who else is in this space? How are we distinguished from them? What are the critical success factors?
Exit criteria: Execution of this agreement.

Phase 2 - Project Planning
     Revisit all Phase 1 questions
     How are the features described in Phase 1 to be developed?
          Functional specification - See details below.
          Project plan - See details below.
Exit criteria: PictureTel's approval of development specifications supplied by Accord.

Phase 3 - Project Development
     Revisit all Phase 1 questions
     Beta Planning questions
          What sites are selected?
          Is the plan reviewed and approved?
     Vendor contracts signed?
     Has the team delivered everything in the specs and are they verified and do they work?
     Is the team ready to start Phase 4?
          Test cases written?
          Test plans written or revised?
     Exit criteria: PictureTel's approval of the Test Plan (See Exhibit 10) supplied by Accord.

Phase 4 - Initial Manufacturing and Beta
     Revisit all Phase 1 questions
     Are all P1 and P2 bugs addressed satisfactorily? Is testing satisfactorily complete?
     What are the risks with shipping at this time?
     Exit criteria: PictureTel's approval of Test Results (See Exhibit 10) supplied by Accord.

The following specifications must be supplied by Accord and reviewed and approval by PictureTel for Releases 2-4 described above. PictureTel shall provide example documents for the specifications and plans indicated above. The Accord team will use these example documents to develop comparable (e.g., specificity, coverage, format) specifications and plans for this program.

  Product Functional Specification
A high-level description of the main product feature set and overall technical plan.

  - Authored: Accord Program Manager (or designated Accord engineers)
  - Reviewed: PictureTel Program Engineering Manager (or designated PictureTel engineers)
  - Note: PictureTel will supply specifications for PictureTel proprietary features.

  Engineering Project Plan(s)
Resources, staff assignments, dependencies, and schedule for developing the product features set.

  - Authored: Accord Program Manager (or designated Accord engineers)
  - Reviewed: PictureTel Program Engineering Manager (or designated PictureTel engineers)

Bi-weekly joint engineering meetings will be held to review the status of the engineering effort. The following table will be reviewed and updated at each such meeting.

            TABLE 1: BI-WEEKLY REPORTING FORMAT FOR PRELUDE COMPANY

                                    Responsible      Completion Date      Approval Date
Event                               Individual       Initial/(Actual)     Initial/(Actual)      Status
------------------------------------------------------------------------------------------------------
Release 1 Test Plan
Release 1 BETA
Release 1 FCS

Release 2 Functional Spec
Release 2 Project Plan
Release 2 Test Plan
Release 2 ALPHA
Release 2 BETA
Release 2 FCS

Release 3 Functional Spec
Release 3 Project Plan
Release 3 Test Plan
Release 3 ALPHA
Release 3 BETA
Release 3 FCS

Release 4 Functional Spec
Release 4 Project Plan
Release 4 Test Plan
Release 4 ALPHA
Release 4 BETA
Release 4 FCS

                              NOTES FOR TABLE 1:

Initial dates are estimates given prior to detailed analysis of the task being completed. Initial dates, once established, remain unchanged. Actual dates will be the projected date of completion at any moment in time until completed. Completion will be identified in the status section of this reporting memo as well as "weeks slipped" from original estimates. Resp. is the person responsible for completing the task.

Product ALPHA is defined when all features have been implemented by engineering but not fully tested.

Product BETA is defined when product is deemed ready for customer testing.

Product FCS (First Customer Ship) is defined when the product has been approved by both the PictureTel and Accord engineering teams and is "quality ready to ship" based on Engineering quality metrics and Manufacturing process readiness/validation completion.

Program Reviews

Either party may request an in-depth program review. The review shall take place within 14 days of the request. A new request shall not be issued within 2 months of a previous request by the same party.

                                  EXHIBIT 8 -

                         SUPPLIER QUALITY REQUIREMENTS

1.   Purpose

     This document outlines all of the generic quality objectives and requirements for product and process that should be achieved by Accord throughout the course of development and production of any PictureTel product. It however does not represent the total quality requirements of any particular PictureTel program/product as manufactured by Accord.

     This document is a living document and will be incorporated and represented in the Distribution Agreement with Accord. As such it is subject to agreed upon changes during the course of the development and production of PictureTel products by both PictureTel and Accord.

2.   Quality Goals and Metrics

     The PictureTel Quality level of the Accord product will be measured through the use of the following metrics:

     . Perfect Order Fulfillment Rate - PictureTel to supply a reasonable definition of a "perfect order" within 30 days of the Effective Date
     .  Hardware/Software Installation DOA Rate


3.   Product Acceptance

     A. After a Product Engineering Change Order ("ECO") implementing any Upgrade or Update [or hardware ECO] is approved by Accord using its then-current ECO process, a copy of the ECO will be sent to PictureTel Engineering using 1 day overnight delivery. PictureTel has ten (10) working days from the date of receipt to review and accept or reject the ECO. No response by PictureTel within 10 working days will be considered an ECO acceptance. If PictureTel rejects the ECO within the 10 working day review period, Accord will continue to ship Product to PictureTel at the previous ECO level until the ECO is accepted by PictureTel. Accord will bear reasonable expense for all hardware, and software needed to implement all safety related ECO's.

     B. PictureTel will not accept product that has critical defects. (see section IV)

4.   Defect Classification

A)   Critical

     1)  Safety, EMC or Telecommunications regulatory violations
     2) Epidemic failures preventing the product from being used for its intended purpose requiring product to be recalled or placed on stop ship.

B)   Major

     1) Failures preventing the product from being used for its intended purpose.

     2) Incipient process or component defects resulting in a 5 percent or greater field failure rate within one year after delivery to PictureTel.

C) Minor

     1) Cosmetic or workmanship errors that do not prevent the unit from performing its intended function but require repair to meet requirements.

5.   Quality Reporting

     A. Accord will collect and analyze repair information of PictureTel product using data collected from repair tags and related information to detect trends and long term failure histories for specific products. This data should be used to monitor trends and develop Corrective Action plans for identified problems.
     B. Accord will record the RMA number, part number, revision, serial number, defect found and root cause analysis of all PictureTel RMA material.
     C.  PictureTel may request the failure data on all RMA material.
     D. Repair tags or repair paperwork shall not accompany any repair product that is returned to PictureTel from Accord.

6.   Dead On Arrival (DOA)

     A. A DOA is defined as any failure within the first 30 days after product installation within the warranty period of the product. A DOA rate occurrence in excess of 1% as reported by PictureTel will result in an immediate duty for Accord to create and implement a proactive improvement and corrective action plan.
     B. The PictureTel DOA rate is based upon a 3 month rolling average of units installed into PictureTel customer sites computed against the failed installations for that period.
     C. DOA product returned to Accord is considered the property of Accord. It is assumed a new replacement has been sent to PictureTel to satisfy the DOA.

7.   Corrective Action

     A. Formal Corrective Action may be requested by PictureTel and Accord will be expected to respond within 10 working days with a written corrective action plan.
     B. All corrective actions initiated by PictureTel will be documented and monitored through PictureTel's Corrective Action Request database.

8.   Request for Intervention (RFI)

     A. A RFI is defined as a request for intervention. This request is necessary to escalate the severity of a quality issue with the performance of the Accord product. Accord is expected to respond within 2 working days with a written corrective action plan.
     B. Accord shall use due diligence in disclosing known hardware and software quality issues within the Accord product.

9.   Serialization, and Tracking [CHECKING WITH ISRAEL]

     A. Accord shall part number and serialize each board and chassis that is orderable for PictureTel.
     B. Accord will record and track the part number and serial number of all board and chassis that are orderable for PictureTel.


10.  Bar Code Labeling

It is PictureTel's intent that the following be accomplished. The parties will agree within 30 days as to the appropriate method for accomplishing the bar coding requirements:

     A. Accord shall label each box shipped with a Bar Code label that reflects the PictureTel part number.
     B.  Bar Code labeling procedures will be provided to Accord Manufacturing.

                                 EXHIBIT NINE

                     ACCORD MARKETING/PRODUCT LAUNCH PLAN

COMMUNICATIONS PLAN
1.  Press release
2.  1-hour video briefing for WW PictureTel employees
2.  Marketing Bulletin (WW internal)
4.  Channel Newsletter (WW channels)
5.  Mailing to PictureTel User Group customers
6.  Briefings for selected distribution partners
7.  Briefings for federal customers
8.  Briefings for selected strategic partners

PRODUCT LAUNCH
1.  WW Product Launch
 .   Press release
 .   Analyst and press briefings
 .   Electronic Launch Kit to include:
    Product collateral
    Sales presentation
    Form channel letter for installed base
    Product Information Bulletin
    Pricing and ordering
    Trade-in program overview
    Competitive overview
    Q&A
    Contact List
 .   Readiness of the PictureTel demonstration centers

SALES TRAINING PLAN
1.  PictureTel Learning Channel 2-hour internal/channel sessions to include:
 .   Messaging/positioning
 .   Servers strategy
 .   Product features and differentiation
 .   Product road-map
 .   Configurations and packaging
 .   Automated quoting tool
 .   Competition
 .   Sales tools
 .   Marketing initiatives, i.e. letter to installed base, seminars, road-show, etc.
 .   Available support organization

2.  WW Systems Engineer Training
 .   Series of videoconferencing sessions for each region, i.e. Americas, EMEIA and APJ.
 .   Hands-on product training at Accord regional offices

3.  Streamed broadcast sessions

                                 EXHIBIT 10 -

                       SQA TESTING AND INTEROPERABILITY

For each release, Accord will perform all testing of the MCU product. PictureTel will review any testing specifications, generate test specifications for new features, and review SQA and interoperability/compatibility reports.

                             I.  Development Phase

 .  PictureTel shall review the current MCU SQA test plans and specifications.
   They will be received by PictureTel no later than 14 days from the signing of the contract.
 .  Any concerns, comments about the specifications will be made within 30 days of the receipt of the specifications/test plans.
 . For each incremental release, PictureTel shall receive updated SQA test plans and specifications, detailing any additional testing procedures required for validation of the new features. The documents must be received at least 14 days before the start of the testing phase.
 . Any concerns, comments about the additional information will be made within 14 days of the receipt of the specifications/test plans.

                              II.  Testing Phase

 . PictureTel and Accord shall exchange documents detailing defect classification, so that there is little ambiguity involved when describing defect tracking and resolution. Accord shall also provide a document describing the bug tracking process which is used for the MCU. These documents will be exchanged no later than 14 days from the signing of the contract.
 .  PictureTel and Accord shall be involved in weekly (or otherwise agreed upon interval) bug meetings, once testing has begun.
 .  According to PictureTel criteria, all X and A defects (as defined in Exhibit
   6) must be addressed by Accord before shipping the product, otherwise the product will not be accepted.

                III.  Interoperability and Compatibility Phase

Interoperability is defined as interworking with non-PictureTel products. Compatibility is defined as interworking with PictureTel products

 . Accord will be responsible for all Interoperability and Compatibility testing. A prioritized list of products required for testing before first customer shipment is attached. This list may be updated for each subsequent release.
 . Accord will be responsible for gaining access to the list of equipment. In some cases, testing can be done using PictureTel's interoperability and compatibility laboratories. However, PictureTel cannot guarantee unlimited access to the equipment, as it is a shared resource, however, with regard to initial testing, PictureTel will use best reasonable efforts to make such equipment available to Accord.
 .  Interop/Compatibility is achieved per IMTC, and SQA Templates, also attached.

                           IV.  Post Release Issues

 .  Compatibility problems encountered with the MCU will be given priority within
   Accord engineering for resolution.
 . Compatibility problems encountered with PictureTel products will be given priority within PictureTel engineering for resolution.

                  PictureTel Products                        DONE       Phase 1     Phase 2      Phase 3      Phase 4
-----------------------------------------------------------------------------------------------------------------------
Concorde 6.50                                                 I*           x
-----------------------------------------------------------------------------------------------------------------------
Concorde 6.70  (FCS Feb '00)                                                           x
-----------------------------------------------------------------------------------------------------------------------
Venue 1.3                                                                  x
-----------------------------------------------------------------------------------------------------------------------
Venue 1.4                                                                  x
-----------------------------------------------------------------------------------------------------------------------
SwiftSite II 1.0                                                           x
-----------------------------------------------------------------------------------------------------------------------
SwiftSite II 1.1  (FCS Jan '00)                                                        x
-----------------------------------------------------------------------------------------------------------------------
SwiftSite 1.3                                                A**                       x
-----------------------------------------------------------------------------------------------------------------------
Live 200 1.5                                                 I,A           x
-----------------------------------------------------------------------------------------------------------------------
Live200 NT 1.1                                                                         x
-----------------------------------------------------------------------------------------------------------------------
Live LAN 3.0                                                                                        x
-----------------------------------------------------------------------------------------------------------------------
Live LAN 3.1                                                                           x
-----------------------------------------------------------------------------------------------------------------------
Onwan 250 1.0                                                                                       x
-----------------------------------------------------------------------------------------------------------------------
Onwan 350 1.0                                                 I                                     x
-----------------------------------------------------------------------------------------------------------------------
PictureTel 550  1.1                                           I            x
-----------------------------------------------------------------------------------------------------------------------
PictureTel 550  1.2  (FCS Jan '00)                                                     x
-----------------------------------------------------------------------------------------------------------------------
Net Conference 2.0                                                         x
-----------------------------------------------------------------------------------------------------------------------
Live Gateway 3.1                                                           x
-----------------------------------------------------------------------------------------------------------------------
Portal 240 2.0                                                             x
-----------------------------------------------------------------------------------------------------------------------
Live Manager 4.0                                                           x
-----------------------------------------------------------------------------------------------------------------------
Venue with PictureTel 210                                                              x
-----------------------------------------------------------------------------------------------------------------------
Concorde With PictureTel 210                                                           x
-----------------------------------------------------------------------------------------------------------------------
Montage 6.1                                                                x
-----------------------------------------------------------------------------------------------------------------------
Montage 6.2                                                                x
-----------------------------------------------------------------------------------------------------------------------
TeamStation 4.0                                               A            x
-----------------------------------------------------------------------------------------------------------------------
TeamStation 4.0a                                                                       x
-----------------------------------------------------------------------------------------------------------------------
TeamStation 5.0                                               A            x
-----------------------------------------------------------------------------------------------------------------------
Proshare 2.0                                                 I,A                       x
-----------------------------------------------------------------------------------------------------------------------
Proshare 2.1                                                  I                        x
-----------------------------------------------------------------------------------------------------------------------
ProShare 500                                                               x
-----------------------------------------------------------------------------------------------------------------------
                      Vendor End Points
-----------------------------------------------------------------------------------------------------------------------
Aethra Vega 384 2.0                                                                                 x
-----------------------------------------------------------------------------------------------------------------------
Polycom ViewStation 4.0                                       I            x
-----------------------------------------------------------------------------------------------------------------------
Polycom ViewStation MP                                        I            x
-----------------------------------------------------------------------------------------------------------------------
Tandberg 2000 3.3B                                            A            x
-----------------------------------------------------------------------------------------------------------------------
Tandberg 2000 1.0                                                                      x
-----------------------------------------------------------------------------------------------------------------------
Tandberg 8000 1.0                                                          x
-----------------------------------------------------------------------------------------------------------------------
Sony 1000                                                                              x
-----------------------------------------------------------------------------------------------------------------------
Sony 5100 v2.11                                                                        x
-----------------------------------------------------------------------------------------------------------------------
Sony 5100 4.0                                                              x
-----------------------------------------------------------------------------------------------------------------------
Sony 5100 Plus                                                             x
-----------------------------------------------------------------------------------------------------------------------
RSI Video Flyer 3.0                                                                                 x
-----------------------------------------------------------------------------------------------------------------------
Vcon Armada 384 3.01                                          I                        x
-----------------------------------------------------------------------------------------------------------------------
Vtel wg 500                                                                            x
-----------------------------------------------------------------------------------------------------------------------
Vtel TC 2000  2.2                                             I            x
-----------------------------------------------------------------------------------------------------------------------

                  PictureTel Products                        DONE       Phase 1     Phase 2      Phase 3      Phase 4
-----------------------------------------------------------------------------------------------------------------------
Vtel Galaxy                                                                            x
-----------------------------------------------------------------------------------------------------------------------
Vtel Smartstation 5.0                                                                               x
-----------------------------------------------------------------------------------------------------------------------
Vtel Settop 250                                                                        x
-----------------------------------------------------------------------------------------------------------------------
Numonics Personal                                                                                   x
-----------------------------------------------------------------------------------------------------------------------
Numonics Whiteboard                                                                                 x
-----------------------------------------------------------------------------------------------------------------------
NetMeeting 3.0                                                I            x
-----------------------------------------------------------------------------------------------------------------------
Vcon 8000                                                                  x
-----------------------------------------------------------------------------------------------------------------------
Vcon MediaConnect 8300                                        I            x
-----------------------------------------------------------------------------------------------------------------------
Vcon QuickConnect2L                                           I            x
-----------------------------------------------------------------------------------------------------------------------
Vcon 150                                                      I            x
-----------------------------------------------------------------------------------------------------------------------
Vcon 75                                                       I            x
-----------------------------------------------------------------------------------------------------------------------
Vcon 25                                                       I            x
-----------------------------------------------------------------------------------------------------------------------
Landesk Conf Mgr                                                                       x
-----------------------------------------------------------------------------------------------------------------------
                   H.323 Gatekeepers
-----------------------------------------------------------------------------------------------------------------------
Radvision GK-3233                                             I            x
-----------------------------------------------------------------------------------------------------------------------
VS Encounter Gatekeeper 1.2                                                            x
-----------------------------------------------------------------------------------------------------------------------
Cisco Multimedia Manager                                      I            x
-----------------------------------------------------------------------------------------------------------------------
                   H.320 Gateways
-----------------------------------------------------------------------------------------------------------------------
Radvision L2W-323 Gateway                                                  x
-----------------------------------------------------------------------------------------------------------------------
VS Encounter NetGate 1.2                                                               x
-----------------------------------------------------------------------------------------------------------------------
First Virtual V-Gate323                                                                x
-----------------------------------------------------------------------------------------------------------------------
Intel Gatekeeeper                                                                                   x
-----------------------------------------------------------------------------------------------------------------------
Ericsson Gatekeeper                                                                                 x
-----------------------------------------------------------------------------------------------------------------------
Cisco Gatekeeer                                                                        x
-----------------------------------------------------------------------------------------------------------------------
                   H.320 MCUs
-----------------------------------------------------------------------------------------------------------------------
Lucent 5.0                                                                 x
-----------------------------------------------------------------------------------------------------------------------
                   H.323 MCUs
-----------------------------------------------------------------------------------------------------------------------
VS Encounter Netserver 1.2                                                             x
-----------------------------------------------------------------------------------------------------------------------
Radvision MCU-323                                             I            x
-----------------------------------------------------------------------------------------------------------------------
White Pine Meeting point                                                               x
-----------------------------------------------------------------------------------------------------------------------
                   H.323 Firewalls
-----------------------------------------------------------------------------------------------------------------------
Check Point Fire Wall-1                                                    x
-----------------------------------------------------------------------------------------------------------------------
Axent/paptor Firewall 6.0                                                                           x
-----------------------------------------------------------------------------------------------------------------------
Secure Computing  NT                                                                                x
-----------------------------------------------------------------------------------------------------------------------
Cisco Pix Firewall                                                         x
-----------------------------------------------------------------------------------------------------------------------

*  I  Testing completed by Accord Israel.
** A  Testing completed by Accord Atlanta.

                                  EXHIBIT 11

                          CHANNELS COMMUNICATION PLAN

1. Immediately prior to the announcement of the Agreement, a joint letter from the PictureTel Executive Sales Management and Accord's Senior Sales Management will be sent to each channel that currently has a distribution agreement with both PictureTel and Accord. The objective of this communication is to move these channels towards acquiring the Accord product from PictureTel, since the Accord unit with the PictureTel value-added features will initially only be available from PictureTel.

2. Accord will not actively solicit for distribution any channels that currently only has an exclusive endpoint distribution agreement with PictureTel. PictureTel will supply a list of such distributors within 30 days of the Effective Date.

3. Accord management will participate in joint calls with PictureTel to facilitate clear communications to key channels and customers.

4. A series of video training sessions will be offered to PictureTel's worldwide channels within 15 days after the product launch. Accord will participate in delivering the product training.

5. PictureTel and Accord will agree to non-discriminatory, mutual guidelines of engagement for selling to the end-users and service providers.

6. Accord will disclose to PictureTel their target list of the prospective IP channel partners.

7. Accord will continue to facilitate discussions for guidelines of engagement between FVC.com and PictureTel.

                                 EXHIBIT 12 -

                        COUNTRY HOMOLOGATION APPROVALS


                 Homologation and Type Certification Schedule

Accord will pay all fees and supply appropriate resources to facilitate homologation and type approval of the product in Tier 1 and 2 countries as defined by PictureTel. PictureTel will pay all fees and supply appropriate resources to facilitate homologation and type approval in Tier 3 countries.

     Tier 1. Accord is responsible for completing the homologation process in the following countries by the time of the launch:
        .  United States - completed
        .  Japan
        .  United Kingdom - completed
        .  Germany - completed
        .  France  - completed
        .  Australia
        .  China
        .  Canada

     Tier 2. Accord will complete the homologation process in the following countries within 3 months of the product launch:
        .  Argentina
        .  Belgium - completed
        .  Brazil
        .  Finland - completed
        .  Holland - completed
        .  Hong Kong
        .  India
        .  Israel
        .  Italy - completed
        .  Korea
        .  Mexico
        .  Singapore
        .  South Africa
        .  Spain - completed
        .  Sweden - completed
        .  Switzerland - completed
        .  Taiwan

     Tier 3. The first party delivering a Product to a Tier 3 country will be responsible for the completion of any homologation efforts. The following countries are defined as Tier 3:
        .  Austria
        .  Chile
        .  Columbia
        .  Denmark
        .  Hungary
        .  Ireland
        .  Malaysia
        .  New Zealand
        .  Norway
        .  Peru

        .  Portugal
        .  Russia
        .  United Arab Emirates
        .  Venezuela

The parties agree to reasonably provide consulting assistance to each other as they engage in the homologation effort.

                                 EXHIBIT 13 -

                       PICTURETEL'S ADDRESS FOR BILLING


Billing Address

     Attn.:  Accounts Payable
     PictureTel Corporation
     100 Minuteman Road
     ANDOVER, MA  01810

                                 EXHIBIT 14 -

                             RELATIONSHIP MANAGERS


For PictureTel:
---------------

x
x
PictureTel Corporation
100 Minuteman Road
Andover, MA  01810
United States of America
Telephone:
Facsimile:
Email:


For Accord:
-----------

Ken Orbach
Accord Networks, Inc.
9040 Roswell Road, Suite 450
Atlanta, GA 30350
United States of America

Telephone:  (770) 641-4000
Facsimile:  (770) 641-4499

                                 EXHIBIT 15 -

                             RECEIVERS OF NOTICES



For PictureTel:
---------------

W. Robert Kellegrew, Jr.
General Counsel
PictureTel Corporation
100 Minuteman Road
Andover, MA  01810
United States of America

Telephone:  978-292-5693
Facsimile:  978-292-3338
Email:  kellegrewb@pictel.com


For Accord:
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Adam D. Vexler
Corporate Counsel
Accord Networks, Inc.
9040 Roswell Road, Suite 450
Atlanta, GA 30350
United States of America

Telephone:  770-641-4469
Facsimile:  770-261-3636
Email:  adam.vexler@accordnetworks.com